                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-02 Group 4
                           15 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $18,896,546.56
Loan Count: 35
Cut-off Date: 2004-02-01
Avg. Loan Balance: $539,901.33
Avg. Orig. Balance: $540,933.94
W.A. FICO*: 745
W.A. Orig. LTV: 56.20%
W.A. Cut-Off LTV: 56.09%
W.A. Gross Coupon: 5.3549%
W.A. Net Coupon: 5.1014%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 176 months
W.A. Rem. Term: 176 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 56.09%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.29%
% Conforming: 0.00%

2. Original Balance

                            -------------------------------
                            Original Balance        Percent
                            -------------------------------
                            250,001 -   350,000       3.69%
                            -------------------------------
                            350,001 -   450,000      17.43
                            -------------------------------
                            450,001 -   550,000      28.33
                            -------------------------------
                            550,001 -   650,000      25.63
                            -------------------------------
                            650,001 -   750,000      14.94
                            -------------------------------
                            850,001 -   950,000       4.69
                            -------------------------------
                            950,001 - 1,050,000       5.29
                            -------------------------------
                            Total:                  100.00%
                            -------------------------------

Average: $  540,933.94
Lowest:  $  348,000.00
Highest: $1,000,000.00

3. Cut-Off Balance

                            -------------------------------
                            Cut-Off Balance         Percent
                            -------------------------------

                            ------------------------------
                            250,001 -   350,000      3.69%
                            ------------------------------
                            350,001 -   450,000     19.81
                            ------------------------------
                            450,001 -   550,000     25.95
                            ------------------------------
                            550,001 -   650,000     25.63
                            ------------------------------
                            650,001 -   750,000     14.94
                            ------------------------------
                            850,001 -   950,000      4.69
                            ------------------------------
                            950,001 - 1,050,000      5.29
                            ------------------------------
                            Total:                 100.00%
                            ------------------------------

Average: $  539,901.33
Lowest:  $  346,725.00
Highest: $1,000,000.00

4. Index

                                   ----------------
                                   Index    Percent
                                   ----------------
                                   FIX      100.00%
                                   ----------------
                                   Total:   100.00%
                                   ----------------

5. Product Type

                               -----------------------
                               Product Type    Percent
                               -----------------------
                               15 YR           100.00%
                               -----------------------
                               Total:          100.00%
                               -----------------------

6. Coupon

                               -----------------------
                               Coupon          Percent
                               -----------------------
                               4.876 - 5.000     5.29%
                               -----------------------
                               5.126 - 5.250    54.70
                               -----------------------
                               5.251 - 5.375    20.46
                               -----------------------
                               5.376 - 5.500    13.25
                               -----------------------
                               5.501 - 5.625     3.43
                               -----------------------
                               6.751 - 6.875     2.86
                               -----------------------
                               Total:          100.00%
                               -----------------------

W.A.:    5.355
Lowest:  5.000
Highest: 6.875

7. Credit Score

                               -----------------------
                               Credit Score    Percent
                               -----------------------

                            ----------------------------
                            750 - 799             54.81%
                            ----------------------------
                            700 - 749             31.16
                            ----------------------------
                            650 - 699             14.03
                            ----------------------------
                            Total:               100.00%
                            ----------------------------
W.A.:    745
Lowest:  657
Highest: 798

8. Lien Position

                            ----------------------------
                            Lien Position        Percent
                            ----------------------------
                            1                    100.00%
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

9. Loan Purpose

                            ----------------------------
                            Loan Purpose         Percent
                            ----------------------------
                            Refinance-Rate/Term   65.12%
                            ----------------------------
                            Refinance-Cashout     19.89
                            ----------------------------
                            Purchase              14.99
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

10. Property Type

                            ----------------------------
                            Property Type        Percent
                            ----------------------------
                            SFR                   74.83%
                            ----------------------------
                            PUD Detach            17.12
                            ----------------------------
                            Condo                  8.04
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

11. Documentation

                            ----------------------------
                            Documentation        Percent
                            ----------------------------
                            Rapid                 55.95%
                            ----------------------------
                            Reduced               23.16
                            ----------------------------
                            Standard              20.89
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

12. Occupancy Status

                            ----------------------------
                            Occupancy Status     Percent
                            ----------------------------
                            Primary               94.97%
                            ----------------------------
                            Secondary              5.03
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

13. PMI Providers

                            ----------------------------
                            PMI Providers        Percent
                            ----------------------------
                            NONE                 100.00%
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

14. State

                            ----------------------------
                            State                Percent
                            ----------------------------
                            California           100.00%
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

15. California

                            ----------------------------
                            California           Percent
                            ----------------------------
                            Northern California   38.00%
                            ----------------------------
                            Southern California   62.00
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

16. Zip Code

                            ----------------------------
                            Zip Code             Percent
                            ----------------------------
                            91302                  5.29%
                            ----------------------------
                            90274                  4.69
                            ----------------------------
                            90210                  4.43
                            ----------------------------
                            94024                  3.95
                            ----------------------------
                            95682                  3.70
                            ----------------------------
                            Other                 77.92
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

17. Delinquency*

                            ----------------------------
                            Delinquency*         Percent
                            ----------------------------
                            0-29 days            100.00%
                            ----------------------------

                            ----------------------------
                            Total:               100.00%
                            ----------------------------
* MBA method

18. Times 30 Days DLQ

                            ----------------------------
                            Times 30 Days DLQ    Percent
                            ----------------------------
                            0                    100.00%
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

19. Convertible Flag

                            Convertible Flag     Percent
                            ----------------------------
                            N                    100.00%
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

20. Buydown Agreement

                            Buydown Agreement    Percent
                            ----------------------------
                            N                    100.00%
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

21. Original Term

                            ----------------------------
                            Original Term        Percent
                            ----------------------------
                            120                    5.45%
                            ----------------------------
                            168                    2.22
                            ----------------------------
                            180                   92.33
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

W.A.:  176.5 months
Lowest:  120 months
Highest: 180 months

22. Cut-Off Remaining Term

                          --------------------------------
                          Cut-Off Remaining Term   Percent
                          --------------------------------
                          115 - 120                  5.45%
                          --------------------------------
                          121 - 168                  2.22
                          --------------------------------
                          175 - 180                 92.33
                          --------------------------------
                          Total:                   100.00%
                          --------------------------------

W.A.:  176.0 months
Lowest:  119 months
Highest: 180 months

23. Cutoff Loan Age

                            ----------------------------
                            Cutoff Loan Age      Percent
                            ----------------------------
                            0                     49.32%
                            ----------------------------
                            1 - 6                 50.68
                            ----------------------------
                            Total:               100.00%
                            ----------------------------

W.A.:  0.5 months
Lowest:  0 months
Highest: 1 months

24. OLTV

                               ----------------------
                               OLTV           Percent
                               ----------------------
                               20.01 - 25.00    2.42%
                               ----------------------
                               25.01 - 30.00    2.02
                               ----------------------
                               30.01 - 35.00    6.07
                               ----------------------
                               35.01 - 40.00   11.14
                               ----------------------
                               40.01 - 45.00    4.58
                               ----------------------
                               45.01 - 50.00    5.76
                               ----------------------
                               50.01 - 55.00   15.57
                               ----------------------
                               55.01 - 60.00   14.40
                               ----------------------
                               60.01 - 65.00    7.89
                               ----------------------
                               65.01 - 70.00    6.62
                               ----------------------
                               70.01 - 75.00    7.93
                               ----------------------
                               75.01 - 80.00   15.62
                               ----------------------
                               Total:         100.00%
                               ----------------------

W.A.:    56.20%
Lowest:  21.76%
Highest: 80.00%

25. Cut-Off LTV

                               ----------------------
                               Cut-Off LTV    Percent
                               ----------------------
                               20.01 - 25.00    2.42%
                               ----------------------
                               25.01 - 30.00    2.02
                               ----------------------
                               30.01 - 35.00    6.07
                               ----------------------
                               35.01 - 40.00   11.14
                               ----------------------
                               40.01 - 45.00    4.58
                               ----------------------

                                ------------------------
                                45.01 - 50.00      8.73
                                ------------------------
                                50.01 - 55.00     12.60
                                ------------------------
                                55.01 - 60.00     14.40
                                ------------------------
                                60.01 - 65.00      7.89
                                ------------------------
                                65.01 - 70.00      6.62
                                ------------------------
                                70.01 - 75.00      7.93
                                ------------------------
                                75.01 - 80.00     15.62
                                ------------------------
                                Total:           100.00%
                                ------------------------

W.A.:    56.09%
Lowest:  21.76%
Highest: 80.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-02 Group 3
                                15 Yr Fixed Rate

                                   158 records
                               Balance: 81,448,909

--------------------------------------------------------------------------------

1. Original Balance

                                                Percent
                       Number     Aggregate    of Loans     Average                                   W.A.        W.A.
                         of        Current        by        Original     W.A.      W.A.    W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    Principal   Principal     Gross    FICO   Original    Term to    Term to    Loan
Original Balance        Loans      Balance     Balance      Balance     Coupon    Score    LTV      Maturity    Maturity    Age
250,001 - 350,000         7       $2,404,536      2.95%     $344,211     5.374%    764     52.99%       180         179      1
350,001 - 450,000        49       19,571,696     24.03       400,040     5.337     740     58.78        179         179      0
450,001 - 550,000        52       25,602,295     31.43       493,055     5.318     742     57.09        175         174      0
550,001 - 650,000        30       18,154,438     22.29       606,941     5.382     751     64.63        175         174      1
650,001 - 750,000        13        9,187,845     11.28       707,974     5.318     748     60.00        176         175      0
750,001 - 850,000         2        1,616,000      1.98       808,000     5.250     755     66.25        180         180      0
850,001 - 950,000         2        1,837,792      2.26       920,600     5.500     736     42.93        180         179      1
950,001 - 1,050,000       1          982,463      1.21       986,000     5.500     761     31.96        180         179      1
1,050,001 - 1,150,000     2        2,091,845      2.57     1,086,500     5.446     734     43.95        180         179      1

Total:                  158      $81,448,909    100.00%     $516,952     5.347%    745     58.61%       176         176      0

Average: $516,951.74
Lowest: $335,502.00
Highest: $1,100,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

                                                Percent
                       Number     Aggregate    of Loans     Average                                    W.A.       W.A.
                         of        Current        by        Original      W.A.     W.A.    W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    Principal   Principal     Gross    FICO   Original    Term to    Term to    Loan
Gross Coupon            Loans      Balance     Balance      Balance     Coupon    Score    LTV      Maturity    Maturity    Age
4.751 - 4.875             2       $1,031,046      1.27%     $517,144     4.875%    730     39.97%       120         120      0
4.876 - 5.000             2          858,436      1.05       429,218     5.000     709     59.15        155         155      0
5.001 - 5.125            13        6,714,547      8.24       517,353     5.125     741     65.54        180         180      0
5.126 - 5.250            79       40,685,774     49.95       516,598     5.250     751     60.77        179         179      0
5.251 - 5.375            23       10,584,275     12.99       461,195     5.375     735     60.99        177         177      1
5.376 - 5.500            19       10,572,903     12.98       557,819     5.500     734     46.76        174         174      1
5.501 - 5.625            10        5,537,914      6.80       555,319     5.625     740     52.23        174         173      1
5.626 - 5.750             5        2,805,507      3.44       564,007     5.750     772     66.20        180         179      1
5.751 - 5.875             4        2,118,332      2.60       531,889     5.875     766     59.74        162         160      1
6.126 - 6.250             1          540,176      0.66       542,000     6.250     644     51.13        180         179      1

Total:                  158      $81,448,909    100.00%     $516,952     5.347%    745     58.61%       176         176      0

W.A.: 5.347%
Lowest: 4.875%
Highest: 6.250%
--------------------------------------------------------------------------------

3. Credit Score

                                      Percent
               Number    Aggregate   of Loans    Average                             W.A.        W.A.
                 of       Current       by       Original   W.A.    W.A.     W.A.   Original   Remaining  W.A.
              Mortgage   Principal   Principal  Principal  Gross   FICO   Original   Term to    Term to   Loan
Credit Score    Loans     Balance     Balance    Balance   Coupon  Score     LTV    Maturity   Maturity    Age
825 - 849         1        $359,491     0.44%   $359,491   5.250%   839    44.82%      180        180       0
800 - 824         5       2,180,247      2.68    436,600    5.560   806     61.21      180        180       0
775 - 799        37      20,214,325     24.82    549,421    5.320   785     59.23      174        174       1
750 - 774        41      21,161,560     25.98    517,080    5.376   763     57.56      178        178       1
725 - 749        27      13,952,736     17.13    517,860    5.281   735     60.70      176        176       0
700 - 724        22      10,732,904     13.18    488,731    5.306   714     59.44      172        172       0
675 - 699        15       8,077,274      9.92    539,494    5.423   687     56.10      180        179       1
650 - 674         6       2,825,626      3.47    471,800    5.265   662     50.42      180        180       0
625 - 649         3       1,563,619      1.92    522,333    5.595   637     59.87      180        179       1
600 - 624         1         381,128      0.47    382,500    5.500   620     90.00      180        179       1
Total:          158     $81,448,909   100.00%   $516,952   5.347%   745    58.61%      176        176       0

W.A.: 745
Lowest: 620
Highest: 839
--------------------------------------------------------------------------------

4. Index

                                Percent
         Number    Aggregate   of Loans    Average                              W.A.        W.A.
           of       Current       by       Original   W.A.    W.A.     W.A.   Original   Remaining  W.A.
        Mortgage   Principal   Principal  Principal  Gross   FICO   Original   Term to    Term to   Loan
Index     Loans     Balance     Balance    Balance   Coupon  Score     LTV    Maturity   Maturity    Age
FIX       158     $81,448,909   100.00%    $516,952  5.347%   745    58.61%      176        176       0
Total:    158     $81,448,909   100.00%    $516,952  5.347%   745    58.61%      176        176       0

--------------------------------------------------------------------------------

5. Loan Purpose

                                             Percent
                      Number    Aggregate   of Loans    Average                              W.A.        W.A.
                        of       Current       by       Original   W.A.    W.A.     W.A.   Original   Remaining  W.A.
                     Mortgage   Principal   Principal  Principal  Gross   FICO   Original   Term to    Term to   Loan
Loan Purpose           Loans     Balance     Balance    Balance   Coupon  Score     LTV    Maturity   Maturity    Age
Refinance-Rate/Term    100     $50,246,365    61.69%    $504,070  5.352%   742    53.90%      176        176       0
Purchase                33      18,325,366     22.50     556,549   5.310   750    71.30       180        179       1
Refinance-Cashout       25      12,877,178     15.81     516,211   5.378   749    58.90       173        172       1
Total:                 158     $81,448,909   100.00%    $516,952  5.347%   745    58.61%      176        176       0

--------------------------------------------------------------------------------

6. Property Type

                     Number    Aggregate    Percent      Average                               W.A.       W.A.
                       of       Current     of Loans     Original  W.A.    W.A.     W.A.     Original  Remaining  W.A.
                    Mortgage   Principal  by Principal  Principal  Gross   FICO   Original    Term to   Term to   Loan
Property Type         Loans     Balance     Balance      Balance  Coupon   Score    LTV      Maturity  Maturity   Age
SFR                    115    $59,286,174     72.79%    $517,088  5.353%    744    57.58%       176       175       0
PUD Detach              34     17,729,826     21.77      522,709  5.335     744    61.19        180       179       1
Condo                    7      3,365,755      4.13      481,455  5.250     757    60.40        171       171       0
2-Family                 1        570,923      0.70      573,000  5.375     774    58.47        180       179       1
Cooperative              1        496,232      0.61      498,000  5.625     749    76.62        180       179       1
Total:                 158    $81,448,909    100.00%    $516,952  5.347%    745    58.61%       176       176       0

--------------------------------------------------------------------------------

7. Occupancy Status

                     Number    Aggregate    Percent      Average                               W.A.       W.A.
                       of       Current     of Loans     Original  W.A.    W.A.     W.A.     Original  Remaining  W.A.
Occupancy           Mortgage   Principal  by Principal  Principal  Gross   FICO   Original    Term to   Term to   Loan
Status                Loans     Balance     Balance      Balance  Coupon   Score    LTV      Maturity  Maturity   Age
Primary                146    $74,825,289     91.87%    $514,012  5.354%    743    58.30%       177       176       1
Secondary               12      6,623,620      8.13      552,724  5.264     760    62.04        174       173       0
Total:                 158    $81,448,909    100.00%    $516,952  5.347%    745    58.61%       176       176       0

8. Geographic Distribution

--------------------------------------------------------------------------------

                     Number    Aggregate    Percent      Average                               W.A.       W.A.
                       of       Current     of Loans     Original  W.A.    W.A.     W.A.     Original  Remaining  W.A.
Geographic          Mortgage   Principal  by Principal  Principal  Gross   FICO   Original    Term to   Term to   Loan
Distribution         Loans     Balance     Balance      Balance  Coupon   Score    LTV      Maturity  Maturity    Age
California              77    $40,713,904    49.99%     $530,557  5.353%    750    53.06%       175       175       0
Florida                 18      9,937,451    12.20       553,420  5.369     736    62.28        173       172       1
Virginia                 8      3,697,816     4.54       462,675  5.234     738    66.30        180       180       0
Maryland                 7      3,291,030     4.04       471,687  5.380     746    72.00        174       173       1
Arizona                  6      2,581,161     3.17       431,199  5.402     749    63.42        180       179       1
Texas                    5      2,508,796     3.08       503,662  5.293     724    73.45        180       179       1
Illinois                 4      2,241,783     2.75       561,595  5.371     750    58.25        180       179       1
Missouri                 4      2,078,944     2.55       522,209  5.445     751    67.99        180       179       1
North Carolina           3      1,902,547     2.34       634,783  5.250     749    65.47        180       180       0
Colorado                 4      1,844,778     2.26       461,625  5.243     750    63.71        180       180       0
District of Columbia     3      1,576,061     1.94       526,667  5.170     716    64.38        180       179       1
Nevada                   3      1,404,913     1.72       469,002  5.455     751    69.07        180       180       0
Connecticut              3      1,297,201     1.59       433,000  5.295     703    42.90        180       180       0
South Carolina           2        943,935     1.16       471,968  5.250     751    56.51        166       166       0

Kansas                2         898,580       1.10      450,000     5.695       733      72.68       180        180       0
Georgia               2         779,874       0.96      390,600     5.429       743      54.63       180        180       0
Minnesota             1         632,698       0.78      635,000     5.375       762      68.35       180        179       1
Wisconsin             1         620,000       0.76      620,000     5.250       775      60.19       180        180       0
Pennsylvania          1         597,779       0.73      600,000     5.125       723      60.00       180        179       1
Iowa                  1         500,000       0.61      500,000     5.250       740      51.28       180        180       0
Other                 3       1,399,657       1.72      467,667     5.383       729      66.16       180        179       1
Total:              158     $81,448,909     100.00%    $516,952     5.347%      745      58.61%      176        176       0

--------------------------------------------------------------------------------
9. County Distribution

                                           Percent
                   Number    Aggregate     of Loans    Average                                      W.A.        W.A.
                     of       Current         by       Original      W.A.       W.A.      W.A.    Original   Remaining   W.A.
County            Mortgage   Principal     Principal   Principal    Gross       FICO   Original    Term to    Term to   Loan
Distribution        Loans     Balance       Balance     Balance     Coupon     Score      LTV     Maturity   Maturity    Age
Los Angeles, CA      29     $16,644,776      20.44%    $574,921     5.371%      738      52.47%      175        174       0
Santa Clara, CA       9       5,102,652       6.26      575,947     5.372       771      49.82       166        165       0
Orange, CA           11       4,999,822       6.14      455,291     5.271       746      61.54       176        175       0
Hillsborough, FL      5       2,743,150       3.37      548,630     5.228       717      60.60       180        180       0
San Diego, CA         5       2,373,269       2.91      475,400     5.271       758      49.51       180        180       0
Alameda, CA           5       2,242,862       2.75      449,260     5.250       752      54.49       180        180       0
Cook, IL              4       2,241,783       2.75      561,595     5.371       750      58.25       180        179       1
Maricopa, AZ          5       2,238,333       2.75      448,626     5.387       742      66.20       180        179       1
Collier, FL           3       1,802,241       2.21      601,333     5.250       786      66.99       180        180       0
Pinellas, FL          3       1,710,572       2.10      572,167     5.554       750      61.49       180        179       1
Other                79      39,349,449      48.31      499,209     5.353       742      61.69       177        177       1
Total:              158     $81,448,909     100.00%    $516,952     5.347%      745      58.61%      176        176       0

--------------------------------------------------------------------------------
10. Original LTV

                                           Percent
                   Number    Aggregate     of Loans    Average                                      W.A.        W.A.
                     of       Current         by       Original      W.A.       W.A.      W.A.    Original   Remaining   W.A.
County            Mortgage   Principal     Principal   Principal    Gross       FICO   Original    Term to    Term to   Loan
Original LTV        Loans     Balance       Balance     Balance     Coupon     Score      LTV     Maturity   Maturity    Age
10.01 - 15.00         1        $398,550       0.49%    $400,000     5.375%      723      14.55%      180        179       1
15.01 - 20.00         4       1,959,777       2.41      491,750     5.392       727      17.37       180        179       1
20.01 - 25.00         2         975,945       1.20      489,594     5.243       745      22.08       149        149       1
25.01 - 30.00         4       2,876,075       3.53      719,995     5.512       736      27.68       180        180       0
30.01 - 35.00         4       2,489,511       3.06      623,712     5.512       742      33.46       164        164       1
35.01 - 40.00         4       1,723,118       2.12      431,091     5.300       756      38.16       180        180       0
40.01 - 45.00        12       5,953,979       7.31      497,087     5.303       747      42.88       180        179       1
45.01 - 50.00        15       7,322,432       8.99      488,460     5.326       745      46.88       166        166       0

-------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00         16     8,259,934       10.14     517,156    5.436     752      52.40        176         175      0
-------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00         17     8,970,844       11.01     532,964    5.288     748      58.64        173         173      0
-------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00         16     8,480,878       10.41     531,751    5.398     736      62.53        180         179      1
-------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00         16     7,540,265        9.26     472,126    5.271     734      66.67        180         180      0
-------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00         18     8,876,553       10.90     494,081    5.336     764      73.29        180         179      1
-------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00         27    14,797,761       18.17     549,055    5.301     744      78.95        179         178      0
-------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          2       823,286        1.01     413,100    5.701     660      90.00        180         179      1
-------------------------------------------------------------------------------------------------------------------------
Total:               158   $81,448,909     100.00%    $516,952   5.347%     745     58.61%        176         176      0
-------------------------------------------------------------------------------------------------------------------------

W.A.: 58.61%
Lowest: 14.55%
Highest: 90.00%
--------------------------------------------------------------------------------


11. Original Term

-------------------------------------------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                   of        Current        by       Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage    Principal    Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Original Term    Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity   Age
-------------------------------------------------------------------------------------------------------------------------
120                    8    $4,232,270       5.20%    $530,296   5.339%     751     45.26%        120         120      0
-------------------------------------------------------------------------------------------------------------------------
144                    1       573,149        0.70     578,000    5.500     733      76.05        144         143      1
-------------------------------------------------------------------------------------------------------------------------
156                    1       540,000        0.66     540,000    5.250     776      48.43        156         156      0
-------------------------------------------------------------------------------------------------------------------------
180                  148    76,103,490       93.44     515,662    5.347     744      59.29        180         179      1
-------------------------------------------------------------------------------------------------------------------------
Total:               158   $81,448,909     100.00%    $516,952   5.347%     745     58.61%        176         176      0
-------------------------------------------------------------------------------------------------------------------------

W.A.: 176.5 months
Lowest: 120 months
Highest: 180 months[GRAPHIC REMOVED HERE]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-02 Group 2
                           30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $119,837,268.58
Loan Count: 225
Cut-off Date: 2004-02-01
Avg. Loan Balance: $532,610.08
Avg. Orig. Balance: $532,916.31
W.A. FICO*: 744
W.A. Orig. LTV: 66.46%
W.A. Cut-Off LTV: 66.43%
W.A. Gross Coupon: 5.9165%
W.A. Net Coupon: 5.6630%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV:0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 66.43%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.64%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

                     Original Balance          Percent
                     -----------------         -------
                     250,001 - 350,000           1.70%
                     350,001 - 450,000           27.46
                     450,001 - 550,000           24.52
                     550,001 - 650,000           16.92
                     650,001 - 750,000           16.10
                     750,001 - 850,000            1.94
                     850,001 - 950,000            4.62
                     950,001 - 1,050,000          5.81
                     1,050,001 - 1,150,000        0.92
                     ---------------------     -------
                     Total:                    100.00%

Average: $532,916.31
Lowest: $336,000.00
Highest: $1,102,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                   Cut-Off Balance         Percent
                   250,001 - 350,000        1.70%
                   350,001 - 450,000       27.46
                   450,001 - 550,000       24.52
                   550,001 - 650,000       16.92
                   650,001 - 750,000       16.10
                   750,001 - 850,000        1.94
                   850,001 - 950,000        4.62
                   950,001 - 1,050,000      5.81
                   1,050,001 - 1,150,000    0.92
                   Total:                 100.00%

--------------------------------------------------------------------------------

Average: $532,610.08
Lowest: $335,657.43
Highest: $1,102,500.00

--------------------------------------------------------------------------------


4. Index
                   Index    Percent
                   FIX      100.00%
                   Total:   100.00%

--------------------------------------------------------------------------------


5. Product Type
                   Product Type    Percent
                   30 YR           100.00%
                   Total:          100.00%

--------------------------------------------------------------------------------


6. Coupon
                   Coupon          Percent
                   5.251 - 5.375    0.34%
                   5.376 - 5.500    1.45
                   5.501 - 5.625    2.08
                   5.626 - 5.750   24.67
                   5.751 - 5.875   30.00
                   5.876 - 6.000   28.93
                   6.001 - 6.125    6.19
                   6.126 - 6.250    2.97
                   6.251 - 6.375    1.59
                   6.376 - 6.500    0.65


                       6.501 - 6.625     0.76
                       6.876 - 7.000     0.37
                       -------------  -------
                       Total:         100.00%

W.A.: 5.916
Lowest: 5.375
Highest: 7.000

--------------------------------------------------------------------------------

7. Credit Score

                       Credit Score   Percent
                       ------------   -------
                       800 - 849        2.23%
                       750 - 799        45.73
                       700 - 749        39.40
                       650 - 699        12.30
                       600 - 649         0.34
                       ------------   -------
                       Total:         100.00%

W.A.: 744
Lowest: 639
Highest: 816

--------------------------------------------------------------------------------

8. Lien Position

                       Lien Position   Percent
                       -------------   -------
                       1               100.00%
                       -------------   -------
                       Total:          100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

                       Loan Purpose         Percent
                       -------------------  -------
                       Refinance-Rate/Term   44.89%
                       Purchase               35.27
                       Refinance-Cashout      19.84
                       -------------------  -------
                       Total:               100.00%


--------------------------------------------------------------------------------

10. Property Type

                       Property Type   Percent
                       -------------   -------
                       SFR              71.57%
                       PUD Detach        19.22
                       Condo              5.96
                       2-Family           1.87

                         PUD Attach         0.75
                         3-Family           0.63
                         ----------      -------
                         Total:          100.00%

--------------------------------------------------------------------------------

11. Documentation

                         Documentation    Percent
                         --------------   -------
                         Rapid             67.65%
                         Standard           17.46
                         Reduced            13.40
                         All Ready Home      1.49
                         --------------   -------
                         Total:           100.00%

--------------------------------------------------------------------------------

12. Occupancy Status


                         Occupancy Status  Percent
                         ----------------  -------
                         Primary            95.60%
                         Secondary            4.40
                         ----------------  -------
                         Total:            100.00%

--------------------------------------------------------------------------------

13. PMI Providers

                         PMI Providers   Percent
                         -------------   -------
                         NONE            100.00%
                         -------------   -------
                         Total:          100.00%

--------------------------------------------------------------------------------

14. State

                         State           Percent
                         -------------   -------
                         California      100.00%
                         -------------   -------
                         Total:          100.00%

--------------------------------------------------------------------------------

15. California


                         California             Percent
                         -------------------    -------
                         Northern California     51.45%
                         Southern California      48.55
                         -------------------    -------
                         Total:                 100.00%

--------------------------------------------------------------------------------

16. Zip Code


                        Zip Code    Percent
                        --------    -------
                        92064         2.64%
                        90210          2.01
                        90049          1.97
                        94306          1.92
                        94121          1.91
                        Other         89.55
                        --------    -------
                        Total:      100.00%

--------------------------------------------------------------------------------

17. Delinquency*

                        Delinquency*   Percent
                        -----------    -------
                        0-29 days      100.00%
                        -----------    -------
                        Total:         100.00%

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

                        Times 30 Days DLQ    Percent
                        -----------------    -------
                        0                    100.00%
                        -----------------    -------
                        Total:               100.00%

--------------------------------------------------------------------------------

19. Convertible Flag

                        Convertible Flag    Percent
                        ----------------    -------
                        N                   100.00%
                        ----------------    -------
                        Total:              100.00%

--------------------------------------------------------------------------------

20. Buydown Agreement

                        Buydown Agreement    Percent
                        -----------------    -------
                        N                     100.00%
                        -----------------    -------
                        Total:                100.00%

--------------------------------------------------------------------------------

21. Original Term

                        Original Term   Percent
                        -------------   -------
                        360             100.00%

                               -----------------
                               Total:    100.00%
                               -----------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

22. Cut-Off Remaining Term

                      ---------------------------------
                      Cut-Off Remaining Term    Percent
                      ---------------------------------
                      355 - 360                 100.00%
                      ---------------------------------
                      Total:                    100.00%
                      ---------------------------------

W.A.: 359.5 months
Lowest: 358 months
Highest: 360 months

23. Cutoff Loan Age

                      ---------------------------------
                      Cutoff Loan Age           Percent
                      ---------------------------------
                      0                          45.76%
                      ---------------------------------
                      1 - 6                      54.24
                      ---------------------------------
                      Total:                    100.00%
                      ---------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 2 months

24. OLTV

                          --------------------------
                          OLTV               Percent
                          --------------------------
                          20.01 - 25.00        1.91%
                          --------------------------
                          25.01 - 30.00        1.78
                          --------------------------
                          30.01 - 35.00        0.64
                          --------------------------
                          35.01 - 40.00        2.42
                          --------------------------
                          40.01 - 45.00        2.37
                          --------------------------
                          45.01 - 50.00        5.06
                          --------------------------
                          50.01 - 55.00        6.30
                          --------------------------
                          55.01 - 60.00        7.78
                          --------------------------
                          60.01 - 65.00       11.49
                          --------------------------
                          65.01 - 70.00       11.08
                          --------------------------
                          70.01 - 75.00       11.87
                          --------------------------
                          75.01 - 80.00       37.30
                          --------------------------
                          Total:             100.00%
                          --------------------------

W.A.: 66.46%
Lowest: 23.33%

Highest: 80.00%

25. Cut-Off LTV

                         -------------------------
                         Cut-Off LTV      Percent
                         -------------------------
                         20.01 - 25.00       2.69%
                         -------------------------
                         25.01 - 30.00       1.00
                         -------------------------
                         30.01 - 35.00       0.64
                         -------------------------
                         35.01 - 40.00       2.42
                         -------------------------
                         40.01 - 45.00       2.37
                         -------------------------
                         45.01 - 50.00       5.06
                         -------------------------
                         50.01 - 55.00       6.30
                         -------------------------
                         55.01 - 60.00       7.78
                         -------------------------
                         60.01 - 65.00      11.49
                         -------------------------
                         65.01 - 70.00      11.42
                         -------------------------
                         70.01 - 75.00      11.53
                         -------------------------
                         75.01 - 80.00      37.30
                         -------------------------
                         Total:            100.00%
                         -------------------------

W.A.: 66.43%
Lowest: 23.33%
Highest: 80.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-02 Group 1
                                30 Yr Fixed Rate

                                   552 records
                              Balance: 281,200,895

--------------------------------------------------------------------------------

1. Original Balance



                        Number   Aggregate  Percent of   Average                            W.A.       W.A.
                         of      Current     Loans by   Original   W.A.     W.A.    W.A.    Original  Remaining  W.A.
                      Mortgage   Principal   Principal  Principal  Gross    FICO  Original  Term to    Term to   Loan
Original Balance       Loans      Balance     Balance    Balance   Coupon   Score   LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          20    $6,864,103    2.44%   $343,426    6.005%    725   66.56%      354        353      1
----------------------------------------------------------------------------------------------------------------------
350,001 - 450,000         224    90,278,422    32.10    403,244     5.925    743    68.10      359        358      0
----------------------------------------------------------------------------------------------------------------------
450,001 - 550,000         156    77,117,155    27.42    494,634     5.897    746    68.67      360        359      1
----------------------------------------------------------------------------------------------------------------------
550,001 - 650,000          75    45,152,999    16.06    602,471     5.935    745    69.18      359        358      1
----------------------------------------------------------------------------------------------------------------------
650,001 - 750,000          41    29,164,724    10.37    711,781     5.889    754    66.63      360        360      0
----------------------------------------------------------------------------------------------------------------------
750,001 - 850,000          14    11,369,200     4.04    812,433     5.904    753    65.48      360        360      0
----------------------------------------------------------------------------------------------------------------------
850,001 - 950,000           9     8,070,190     2.87    897,094     5.890    740    60.13      360        360      0
----------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000        11    10,898,325     3.88    991,642     6.056    733    61.16      360        359      1
----------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000       1     1,087,000     0.39  1,087,000     5.750    717    64.43      360        360      0
----------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000       1     1,198,777     0.43  1,200,000     5.875    722    51.06      360        359      1
----------------------------------------------------------------------------------------------------------------------
Total:                    552  $281,200,895  100.00%   $509,727    5.919%    745   67.55%      359        359      1

Average: $509,726.93
Lowest: $338,800.00
Highest: $1,200,000.00

--------------------------------------------------------------------------------

2. Gross Coupon


                     Number   Aggregate  Percent of  Average                              W.A.       W.A.
                       of      Current    Loans by   Original   W.A.    W.A.    W.A.   Original  Remaining  W.A.
                    Mortgage  Principal  Principal  Principal  Gross   FICO  Original  Term to    Term to   Loan
Original Balance      Loans    Balance    Balance    Balance   Coupon  Score   LTV     Maturity   Maturity  Age
------------------------------------------------------------------------------------------------------------------
5.126 - 5.250          1      $440,000   0.16%       $440,000  5.250%   811   80.00%      360        360     0
------------------------------------------------------------------------------------------------------------------
5.251 - 5.375          2       946,438    0.34        473,750   5.375   743    72.50      360        359     1
------------------------------------------------------------------------------------------------------------------
5.376 - 5.500         11     5,753,604    2.05        523,559   5.500   741    70.85      360        359     1
------------------------------------------------------------------------------------------------------------------
5.501 - 5.625         17     8,419,224    2.99        495,582   5.625   764    69.80      360        360     0
------------------------------------------------------------------------------------------------------------------
5.626 - 5.750        140    73,037,959   25.97        521,959   5.750   747    67.04      360        360     0
------------------------------------------------------------------------------------------------------------------
5.751 - 5.875        174    88,895,980   31.61        511,174   5.875   747    67.43      359        359     0
------------------------------------------------------------------------------------------------------------------
5.876 - 6.000        109    54,045,775   19.22        496,156   6.000   750    69.85      359        358     1
------------------------------------------------------------------------------------------------------------------
6.001 - 6.125         37    17,958,226    6.39        485,638   6.125   739    63.07      357        357     1
------------------------------------------------------------------------------------------------------------------
6.126 - 6.250         35    18,008,485    6.40        514,838   6.250   720    67.23      358        358     1
------------------------------------------------------------------------------------------------------------------
6.251 - 6.375         11     5,850,944    2.08        532,376   6.375   710    62.76      360        359     1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.376 - 6.500   9    4,829,434    1.72  537,146   6.500  724   61.96  354 353  1
--------------------------------------------------------------------------------
6.501 - 6.625   3    1,287,290    0.46  429,654   6.625  734   78.27  328 326  1
--------------------------------------------------------------------------------
6.626 - 6.750   2    1,276,637    0.45  640,000   6.750  755   65.99  360 357  3
--------------------------------------------------------------------------------
7.126 - 7.250   1      450,900    0.16  450,900   7.250  779   79.11  360 360  0
--------------------------------------------------------------------------------
Total:        552 $281,200,895 100.00% $509,727  5.919%  745  67.55%  359 359  1
--------------------------------------------------------------------------------

W.A.: 5.919%
Lowest: 5.250%
Highest: 7.250%

--------------------------------------------------------------------------------

3. Credit Score

               Number    Aggregate   Percent of  Average                            W.A.      W.A.
                 of       Current     Loans by  Original  W.A.    W.A.    W.A.   Original Remaining  W.A.
              Mortgage   Principal   Principal  Principal Gross   FICO  Original Term to   Term to   Loan
Credit Score    Loans     Balance     Balance   Balance  Coupon  Score    LTV    Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------
825 - 849             1    $562,625       0.20% $562,625  6.000%    832   72.13%      240        240     0
------------------------------------------------------------------------------------------------------------
800 - 824            18   9,698,325        3.45  539,018   5.858    806    58.48      360        360     0
------------------------------------------------------------------------------------------------------------
775 - 799           136  68,456,921       24.34  503,599   5.890    784    68.25      360        360     0
------------------------------------------------------------------------------------------------------------
750 - 774           134  68,820,915       24.47  513,961   5.903    763    66.98      360        359     1
------------------------------------------------------------------------------------------------------------
725 - 749            98  51,703,619       18.39  527,902   5.930    739    68.79      359        358     1
------------------------------------------------------------------------------------------------------------
700 - 724            76  38,335,185       13.63  504,729   5.939    713    66.54      359        358     1
------------------------------------------------------------------------------------------------------------
675 - 699            52  24,574,869        8.74  472,898   5.938    689    70.85      360        359     1
------------------------------------------------------------------------------------------------------------
650 - 674            23  12,773,912        4.54  555,753   6.016    666    62.26      357        356     1
------------------------------------------------------------------------------------------------------------
625 - 649            14   6,274,524        2.23  448,374   6.039    637    73.49      356        356     0
------------------------------------------------------------------------------------------------------------
Total:              552 $281,200,895    100.00% $509,727  5.919%    745   67.55%      359        359     1
------------------------------------------------------------------------------------------------------------

W.A.: 745
Lowest: 626
Highest: 832

--------------------------------------------------------------------------------

4. Index

                                Percent
         Number    Aggregate   of Loans    Average                           W.A.      W.A.
           of       Current       by      Original   W.A.   W.A.    W.A.   Original Remaining  W.A.
        Mortgage   Principal   Principal  Principal  Gross  FICO  Original Term to   Term to   Loan
Index     Loans     Balance     Balance    Balance  Coupon  Score   LTV    Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------
FIX           552 $281,200,895    100.00%  $509,727  5.919%   745   67.55%      359        359     1
------------------------------------------------------------------------------------------------------------
Total:        552 $281,200,895    100.00%  $509,727  5.919%   745   67.55%      359        359     1
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose


                     Number   Aggregate Percent of   Average                           W.A.      W.A.
                       of      Current   Loans by   Original  W.A.    W.A.    W.A.   Original Remaining  W.A.
                    Mortgage  Principal  Principal  Principal Gross   FICO  Original Term to   Term to   Loan
Loan Purpose         Loans     Balance   Balance     Balance  Coupon  Score   LTV    Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      231 $119,275,802   42.42% $516,628  5.916%   740   62.82%      358        358     0
-------------------------------------------------------------------------------------------------------------
Purchase                 229  116,744,010    41.52  510,133   5.904   752    74.14      360        359     1
-------------------------------------------------------------------------------------------------------------
Refinance-Cashout         92   45,181,083    16.07  491,388   5.969   737    63.02      359        358     1
-------------------------------------------------------------------------------------------------------------
Total:                   552 $281,200,895  100.00% $509,727  5.919%   745   67.55%      359        359     1
-------------------------------------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------------------------------
                                       Percent
                Number    Aggregate    of Loans   Average                            W.A.      W.A.
                  of       Current        by     Original   W.A.    W.A.   W.A.    Original Remaining  W.A.
               Mortgage   Principal   Principal  Principal  Gross   FICO  Original Term to   Term to   Loan
Property Type    Loans     Balance     Balance    Balance  Coupon  Score    LTV    Maturity  Maturity   Age
-------------------------------------------------------------------------------------------------------------
SFR               395   $201,093,861     71.51%  $509,407  5.926%   744    66.17%    359        358      1
-------------------------------------------------------------------------------------------------------------
PUD Detach        113     57,533,118      20.46   509,436   5.895   747     70.81    360        359      1
-------------------------------------------------------------------------------------------------------------
Condo              29     14,647,740       5.21   505,315   5.889   747     70.58    360        360      0
-------------------------------------------------------------------------------------------------------------
PUD Attach          8      4,447,448       1.58   556,404   5.928   721     74.23    360        359      1
-------------------------------------------------------------------------------------------------------------
3-Family            2      1,074,214       0.38   537,425   6.452   757     79.62    360        359      1
-------------------------------------------------------------------------------------------------------------
2-Family            2      1,043,935       0.37   522,500   5.875   774     59.04    360        359      1
-------------------------------------------------------------------------------------------------------------
Cooperative         2        963,496       0.34   482,240   5.873   782     79.51    360        359      1
-------------------------------------------------------------------------------------------------------------
Townhouse           1        397,085       0.14   397,500   5.750   729     66.25    360        359      1
-------------------------------------------------------------------------------------------------------------
Total:            552   $281,200,895    100.00%  $509,727  5.919%   745    67.55%    359        359      1
-------------------------------------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------------------------------
                                        Percent
                  Number   Aggregate   of Loans    Average                            W.A.      W.A.
                    of      Current       by       Original  W.A.    W.A.    W.A.   Original Remaining  W.A.
                 Mortgage  Principal   Principal  Principal Gross    FICO  Original Term to   Term to   Loan
Occupancy Status  Loans     Balance     Balance    Balance  Coupon  Score    LTV    Maturity  Maturity   Age
-------------------------------------------------------------------------------------------------------------
Primary             516   $262,904,849   93.49%   $509,817  5.917%    744   67.50%     359      358       1
-------------------------------------------------------------------------------------------------------------
Secondary            36     18,296,046     6.51    508,429   5.961    760    68.32     360      360       0
-------------------------------------------------------------------------------------------------------------
Total:              552   $281,200,895  100.00%   $509,727  5.919%    745   67.55%     359      359       1
-------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------------------------
                                          Percent
                    Number   Aggregate   of Loans    Average                           W.A.      W.A.
                      of      Current       by       Original  W.A.   W.A.    W.A.   Original Remaining  W.A.
Geographic          Mortgage Principal   Principal  Principal Gross   FICO  Original Term to   Term to   Loan
Distribution         Loans    Balance     Balance    Balance  Coupon  Score   LTV    Maturity  Maturity   Age
-------------------------------------------------------------------------------------------------------------
California            275   $140,568,697  49.99%   $511,450  5.911%   749   65.97%     359       359       1
-------------------------------------------------------------------------------------------------------------
Florida                35     18,600,127    6.61    531,771   6.050   756    72.06     360       359       1
-------------------------------------------------------------------------------------------------------------
Massachusetts          27     14,201,173    5.05    526,170   5.920   743    63.62     358       357       0
-------------------------------------------------------------------------------------------------------------
Virginia               29     14,143,760    5.03    488,049   5.881   750    69.66     354       353       1
-------------------------------------------------------------------------------------------------------------
Texas                  24     12,613,189    4.49    525,940   5.873   720    72.20     360       360       0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Maryland               22    11,034,505     3.92    501,962   5.868   722   73.58      360     359       1
-------------------------------------------------------------------------------------------------------------
Illinois               21    10,228,173     3.64    487,287   5.869   742   71.57      360     360       0
-------------------------------------------------------------------------------------------------------------
South Carolina         14     6,916,814     2.46    494,523   6.002   740   68.34      350     349       1
-------------------------------------------------------------------------------------------------------------
New York               13     6,453,488     2.29    496,615   5.978   729   64.66      360     360       0
-------------------------------------------------------------------------------------------------------------
Colorado               12     6,043,201     2.15    503,853   5.820   748   72.14      360     360       0
-------------------------------------------------------------------------------------------------------------
North Carolina         11     5,378,600     1.91    489,368   6.048   734   68.51      360     359       1
-------------------------------------------------------------------------------------------------------------
Connecticut             6     3,931,251     1.40    655,750   5.875   721   56.13      360     359       1
-------------------------------------------------------------------------------------------------------------
Washington              8     3,634,772     1.29    454,513   5.925   751   63.84      360     360       0
-------------------------------------------------------------------------------------------------------------
District of Columbia    7     3,394,488     1.21    485,283   5.859   779   71.00      360     359       1
-------------------------------------------------------------------------------------------------------------
Georgia                 6     2,583,675     0.92    430,908   5.794   756   65.84      360     359       1
-------------------------------------------------------------------------------------------------------------
Minnesota               5     2,326,008     0.83    465,600   5.893   756   51.85      360     359       1
-------------------------------------------------------------------------------------------------------------
New Jersey              4     1,965,233     0.70    491,678   6.064   724   65.73      360     359       1
-------------------------------------------------------------------------------------------------------------
Pennsylvania            3     1,916,543     0.68    639,333   5.903   747   71.67      360     359       1
-------------------------------------------------------------------------------------------------------------
Arizona                 3     1,897,150     0.67    633,000   6.118   714   61.17      360     359       1
-------------------------------------------------------------------------------------------------------------
Missouri                3     1,804,279     0.64    601,855   6.246   696   74.11      360     359       1
-------------------------------------------------------------------------------------------------------------
Other                  24    11,565,767     4.11    482,121   5.869   746   72.90      360     360       0
-------------------------------------------------------------------------------------------------------------
Total:                552  $281,200,895  100.00%   $509,727  5.919%   745  67.55%      359     359       1
-------------------------------------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------------------
                                         Percent
                    Number   Aggregate  of Loans   Average                            W.A.      W.A.
                     of       Current      by      Original  W.A.    W.A.    W.A.   Original Remaining  W.A.
County             Mortgage  Principal  Principal Principal Gross   FICO   Original  Term to   Term to  Loan
Distribution        Loans     Balance    Balance   Balance  Coupon  Score    LTV    Maturity  Maturity  Age
-------------------------------------------------------------------------------------------------------------
Los Angeles ,CA        66  $32,901,470   11.70%   $498,755  5.921%    745  64.52%      360      360      0
-------------------------------------------------------------------------------------------------------------
Orange ,CA             34   18,625,216     6.62    548,053   5.881    742   67.01      360      360      0
-------------------------------------------------------------------------------------------------------------
Santa Clara ,CA        29   15,383,591     5.47    530,805   5.911    749   65.27      357      356      1
-------------------------------------------------------------------------------------------------------------
San Mateo ,CA          24   13,000,725     4.62    541,977   5.852    767   66.89      360      359      1
-------------------------------------------------------------------------------------------------------------
Alameda ,CA            24   11,636,935     4.14    485,344   5.908    737   67.63      360      359      1
-------------------------------------------------------------------------------------------------------------
Contra Costa ,CA       20   10,705,027     3.81    535,470   5.886    748   60.99      360      360      0
-------------------------------------------------------------------------------------------------------------
San Francisco ,CA      16    8,116,232     2.89    507,625   5.915    760   69.86      360      359      1
-------------------------------------------------------------------------------------------------------------
San Diego ,CA          15    6,781,577     2.41    452,434   5.842    738   70.57      360      359      1
-------------------------------------------------------------------------------------------------------------
Fairfax ,VA            12    6,497,427     2.31    541,798   5.799    756   66.87      360      359      1
-------------------------------------------------------------------------------------------------------------
Cook ,IL               13    6,102,852     2.17    469,679   5.889    756   72.41      360      360      0
-------------------------------------------------------------------------------------------------------------
Other                 299  151,449,842    53.86    506,834   5.944    742   68.60      359      358      1
-------------------------------------------------------------------------------------------------------------
Total:                552 $281,200,895  100.00%   $509,727  5.919%    745  67.55%      359      359      1
-------------------------------------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------------------------------
                Number    Aggregate    Percent    Loans   Average                            W.A.
                  of       Current    of Loans   Original  W.A.    W.A.    W.A.   Original Remaining  W.A.


-----------------------------------------------------------------------------------------------------------------
                 Mortgage   Principal  by Principal  Principal Gross    FICO  Original   Term to   Term to  Loan
Original LTV       Loans     Balance     Balance      Balance  Coupon   Score   LTV     Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------
10.01 - 15.00          1    $341,200       0.12%     $341,200  6.000%    674   14.52%      360        360     0
-----------------------------------------------------------------------------------------------------------------
20.01 - 25.00          3   2,265,959        0.81      756,048   6.173    774    23.40      360        359     1
-----------------------------------------------------------------------------------------------------------------
25.01 - 30.00          5   2,268,497        0.81      453,982   5.999    773    27.84      348        348     1
-----------------------------------------------------------------------------------------------------------------
30.01 - 35.00         10   4,619,771        1.64      462,172   5.948    752    32.83      353        353     0
-----------------------------------------------------------------------------------------------------------------
35.01 - 40.00          6   3,537,338        1.26      589,850   5.864    737    37.29      360        360     0
-----------------------------------------------------------------------------------------------------------------
40.01 - 45.00         15   8,388,628        2.98      559,494   6.027    739    43.03      360        360     0
-----------------------------------------------------------------------------------------------------------------
45.01 - 50.00         29  15,517,075        5.52      535,446   5.929    742    48.01      358        358     1
-----------------------------------------------------------------------------------------------------------------
50.01 - 55.00         39  21,056,766        7.49      540,232   5.890    752    52.69      360        359     1
-----------------------------------------------------------------------------------------------------------------
55.01 - 60.00         37  18,706,429        6.65      505,865   5.963    744    57.89      360        359     1
-----------------------------------------------------------------------------------------------------------------
60.01 - 65.00         46  24,042,515        8.55      522,888   5.858    743    62.96      360        360     0
-----------------------------------------------------------------------------------------------------------------
65.01 - 70.00         63  32,270,775       11.48      512,502   5.855    748    68.08      357        356     0
-----------------------------------------------------------------------------------------------------------------
70.01 - 75.00         71  36,558,400       13.00      515,214   5.956    737    73.11      358        358     1
-----------------------------------------------------------------------------------------------------------------
75.01 - 80.00        215 107,001,597       38.05      498,013   5.912    747    79.35      360        359     1
-----------------------------------------------------------------------------------------------------------------
80.01 - 85.00          1     356,927        0.13      357,250   6.500    644    83.08      360        359     1
-----------------------------------------------------------------------------------------------------------------
85.01 - 90.00          7   2,816,376        1.00      402,682   6.091    713    88.97      360        359     1
-----------------------------------------------------------------------------------------------------------------
90.01 - 95.00          4   1,452,644        0.52      363,328   6.156    694    95.00      360        360     0
-----------------------------------------------------------------------------------------------------------------
Total:               552 $281,200,895    100.00%     $509,727  5.919%    745   67.55%      359        359     1
-----------------------------------------------------------------------------------------------------------------

W.A.: 67.55%
Lowest: 14.52%
Highest: 95.00%

-----------------------------------------------------------------------------------------------------------------
11. Original Term

                                        Percent
                 Number    Aggregate    of Loans   Average                              W.A.      W.A.
                   of       Current       by       Original   W.A.    W.A.    W.A.    Original Remaining   W.A.
                Mortgage   Principal   Principal  Principal  Gross   FICO   Original  Term to    Term to   Loan
Original Term     Loans     Balance     Balance    Balance  Coupon   Score    LTV     Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------
240                    3   $1,280,801      0.46%  $427,208  6.131%    753   69.72%       240       240       0
-----------------------------------------------------------------------------------------------------------------
300                    4    1,789,344       0.64   447,786   6.257    732    43.53       300       299       1
-----------------------------------------------------------------------------------------------------------------
360                  545  278,130,750      98.91   510,636   5.916    745    67.69       360       359       1
-----------------------------------------------------------------------------------------------------------------
Total:               552 $281,200,895    100.00%  $509,727  5.919%    745   67.55%       359       359       1


W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC


------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-02 Group 1
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $281,200,895.24
Loan Count: 552
Cut-off Date: 2004-02-01
Avg. Loan Balance: $509,421.91
Avg. Orig. Balance: $509,726.93
W.A. FICO*: 745
W.A. Orig. LTV: 67.55%
W.A. Cut-Off LTV: 67.51%
W.A. Gross Coupon: 5.9195%
W.A. Net Coupon: 5.6660%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.65%
% over 100 COLTV: 0.00%
% with PMI: 1.65%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.57%
W.A. MI Adjusted LTV: 67.13%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.90%
% Conforming: 0.16%
--------------------------------------------------------------------------------

2. Original Balance

                          -------------------------------
                            Original Balance      Percent
                          -------------------------------
                           250,001 - 350,000        2.44%
                          -------------------------------
                           350,001 - 450,000        32.10
                          -------------------------------
                           450,001 - 550,000        27.42
                          -------------------------------
                           550,001 - 650,000        16.06
                          -------------------------------
                           650,001 - 750,000        10.37
                          -------------------------------
                           750,001 - 850,000         4.04
                          -------------------------------
                           850,001 - 950,000         2.87
                          -------------------------------
                           950,001 - 1,050,000       3.88
                          -------------------------------
                           1,050,001 - 1,150,000     0.39
                          -------------------------------
                           1,150,001 - 1,250,000     0.43
                          -------------------------------
                           Total:                 100.00%
                          -------------------------------

Average: $509,726.93
Lowest: $338,800.00
Highest: $1,200,000.00
--------------------------------------------------------------------------------

3. Cut-Off Balance

              ---------------------------------------------------
              Cut-Off Balance                             Percent
              ---------------------------------------------------
              250,001 - 350,000                             2.44%
              ---------------------------------------------------
              350,001 - 450,000                             32.10
              ---------------------------------------------------
              450,001 - 550,000                             27.42
              ---------------------------------------------------
              550,001 - 650,000                             16.06
              ---------------------------------------------------
              650,001 - 750,000                             10.37
              ---------------------------------------------------
              750,001 - 850,000                              4.04
              ---------------------------------------------------
              850,001 - 950,000                              2.87
              ---------------------------------------------------
              950,001 - 1,050,000                            3.88
              ---------------------------------------------------
              1,050,001 - 1,150,000                          0.39
              ---------------------------------------------------
              1,150,001 - 1,250,000                          0.43
              ---------------------------------------------------
              Total:                                      100.00%
              ---------------------------------------------------

Average: $509,421.91
Lowest: $338,478.53
Highest: $1,198,776.54
--------------------------------------------------------------------------------
4. Index

                            -------------------
                            Index      Percent
                            -------------------
                            FIX         100.00%
                            -------------------
                            Total:      100.00%
                            -------------------
--------------------------------------------------------------------------------

5. Product Type

                         -------------------------
                         Product Type      Percent
                         -------------------------
                         30 YR             100.00%
                         -------------------------
                         Total:            100.00%
                         -------------------------
--------------------------------------------------------------------------------

6. Coupon

                         --------------------------
                         Coupon             Percent
                         --------------------------
                         5.126 - 5.250       0.16%
                         --------------------------
                         5.251 - 5.375        0.34
                         --------------------------
                         5.376 - 5.500        2.05
                         --------------------------
                         5.501 - 5.625        2.99
                         --------------------------
                         5.626 - 5.750       25.97
                         --------------------------
                         5.751 - 5.875       31.61
                         --------------------------
                         5.876 - 6.000       19.22
                         --------------------------
                         6.001 - 6.125        6.39
                         --------------------------
                         6.126 - 6.250        6.40
                         --------------------------

                      ------------------------
                      6.251 - 6.375       2.08
                      ------------------------
                      6.376 - 6.500       1.72
                      ------------------------
                      6.501 - 6.625       0.46
                      ------------------------
                      6.626 - 6.750       0.45
                      ------------------------
                      7.126 - 7.250       0.16
                      ------------------------
                      Total:           100.00%
                      ------------------------

W.A.: 5.919
Lowest: 5.250
Highest: 7.250
--------------------------------------------------------------------------------

7. Credit Score

                       -------------------------
                       Credit Score      Percent
                       -------------------------
                       800 - 849           3.65%
                       -------------------------
                       750 - 799           48.82
                       -------------------------
                       700 - 749           32.02
                       -------------------------
                       650 - 699           13.28
                       -------------------------
                       600 - 649            2.23
                       -------------------------
                       Total:            100.00%
                       -------------------------

W.A.: 745
Lowest: 626
Highest: 832
--------------------------------------------------------------------------------

8. Lien Position

                       ----------------------------
                       Lien Position        Percent
                       ----------------------------
                       1                    100.00%
                       ----------------------------
                       Total:               100.00%
                       ----------------------------
--------------------------------------------------------------------------------

9. Loan Purpose

                     --------------------------------
                     Loan Purpose             Percent
                     --------------------------------
                     Refinance-Rate/Term       42.42%
                     --------------------------------
                     Purchase                   41.52
                     --------------------------------
                     Refinance-Cashout          16.07
                     --------------------------------
                     Total:                   100.00%
                     --------------------------------
--------------------------------------------------------------------------------

10. Property Type

                         ---------------------------
                         Property Type       Percent
                         ---------------------------
                         SFR                 71.51%
                         ---------------------------

                    --------------------------------
                    PUD Detach                 20.46
                    --------------------------------
                    Condo                       5.21
                    --------------------------------
                    PUD Attach                  1.58
                    --------------------------------
                    3-Family                    0.38
                    --------------------------------
                    2-Family                    0.37
                    --------------------------------
                    Cooperative                 0.34
                    --------------------------------
                    Townhouse                   0.14
                    --------------------------------
                    Total:                   100.00%
                    --------------------------------
--------------------------------------------------------------------------------

11. Documentation

                    --------------------------------
                    Documentation            Percent
                    --------------------------------
                    Rapid                     51.16%
                    --------------------------------
                    Standard                   23.58
                    --------------------------------
                    Reduced                    22.19
                    --------------------------------
                    All Ready Home              3.07
                    --------------------------------
                    Total:                   100.00%
                    --------------------------------
--------------------------------------------------------------------------------

12. Occupancy Status

                    --------------------------------
                    Occupancy Status         Percent
                    --------------------------------
                    Primary                   93.49%
                    --------------------------------
                    Secondary                   6.51
                    --------------------------------
                    Total:                   100.00%
                    --------------------------------
--------------------------------------------------------------------------------

13. PMI Providers

                    --------------------------------
                    PMI Providers            Percent
                    --------------------------------
                    NONE                      98.35%
                    --------------------------------
                    GEMIC                       0.58
                    --------------------------------
                    UGIC                        0.52
                    --------------------------------
                    RMIC                        0.42
                    --------------------------------
                    PMIC                        0.12
                    --------------------------------
                    Total:                   100.00%
                    --------------------------------
--------------------------------------------------------------------------------

14. State

                    --------------------------------
                    State                    Percent
                    --------------------------------
                    California                49.99%
                    --------------------------------

                                  ------------------------------
                                  Florida                  6.61
                                  ------------------------------
                                  Massachusetts            5.05
                                  ------------------------------
                                  Virginia                 5.03
                                  ------------------------------
                                  Texas                    4.49
                                  ------------------------------
                                  Other                   28.83
                                  ------------------------------
                                  Total:                 100.00%
                                  ------------------------------

15. California

                                  ------------------------------
                                  California             Percent
                                  ------------------------------
                                  Northern California     52.33%
                                  ------------------------------
                                  Southern California     47.67
                                  ------------------------------
                                  Total:                 100.00%
                                  ------------------------------

16. Zip Code

                                  ------------------------------
                                  Zip Code               Percent
                                  ------------------------------
                                  94583                    0.90%
                                  ------------------------------
                                  90275                    0.88
                                  ------------------------------
                                  92660                    0.81
                                  ------------------------------
                                  33957                    0.78
                                  ------------------------------
                                  02421                    0.73
                                  ------------------------------
                                  Other                   95.90
                                  ------------------------------
                                  Total:                 100.00%
                                  ------------------------------

17. Delinquency*

                                  ------------------------------
                                  Delinquency*           Percent
                                  ------------------------------
                                  0-29 days              100.00%
                                  ------------------------------
                                  Total:                 100.00%
                                  ------------------------------

* MBA method

18. Times 30 Days DLQ

                                  ------------------------------
                                  Times 30 Days DLQ      Percent
                                  ------------------------------
                                  0                      100.00%
                                  ------------------------------
                                  Total:                 100.00%
                                  ------------------------------

19. Convertible Flag

                                  -------------------------------
                                  Convertible Flag        Percent
                                  -------------------------------
                                  N                       100.00%
                                  -------------------------------
                                  Total:                  100.00%
                                  -------------------------------

20. Buydown Agreement

                                  -------------------------------
                                  Buydown Agreement       Percent
                                  -------------------------------
                                  N                        99.62%
                                  -------------------------------
                                  Y                         0.38
                                  -------------------------------
                                  Total:                  100.00%
                                  -------------------------------

21. Original Term

                                  -------------------------------
                                  Original Term           Percent
                                  -------------------------------
                                  240                       0.46%
                                  -------------------------------
                                  300                       0.64
                                  -------------------------------
                                  360                      98.91
                                  -------------------------------
                                  Total:                  100.00%
                                  -------------------------------

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months

22. Cut-Off Remaining Term

                                  -------------------------------
                                  Cut-Off Remaining Term  Percent
                                  -------------------------------
                                  235 - 240                 0.46%
                                  -------------------------------
                                  295 - 300                 0.64
                                  -------------------------------
                                  355 - 360                98.91
                                  -------------------------------
                                  Total:                  100.00%
                                  -------------------------------

W.A.: 358.5 months
Lowest: 239 months
Highest: 360 months

23. Cutoff Loan Age

                                  -------------------------------
                                  Cutoff Loan Age         Percent
                                  -------------------------------
                                  0                        47.64%
                                  -------------------------------
                                  1 - 6                    52.36
                                  -------------------------------
                                  Total:                  100.00%
                                  -------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 3 months

24. OLTV

                                  ----------------------------
                                  OLTV                 Percent
                                  ----------------------------
                                  *** 20.00              0.12%
                                  ----------------------------
                                  20.01 - 25.00          0.81
                                  ----------------------------
                                  25.01 - 30.00          0.81
                                  ----------------------------
                                  30.01 - 35.00          1.64
                                  ----------------------------
                                  35.01 - 40.00          1.26
                                  ----------------------------
                                  40.01 - 45.00          2.98
                                  ----------------------------
                                  45.01 - 50.00          5.52
                                  ----------------------------
                                  50.01 - 55.00          7.49
                                  ----------------------------
                                  55.01 - 60.00          6.65
                                  ----------------------------
                                  60.01 - 65.00          8.55
                                  ----------------------------
                                  65.01 - 70.00         11.48
                                  ----------------------------
                                  70.01 - 75.00         13.00
                                  ----------------------------
                                  75.01 - 80.00         38.05
                                  ----------------------------
                                  80.01 - 85.00          0.13
                                   ----------------------------
                                  85.01 - 90.00          1.00
                                  ----------------------------
                                  90.01 - 95.00          0.52
                                  ----------------------------
                                  Total:               100.00%
                                  ----------------------------

W.A.: 67.55%
Lowest: 14.52%
Highest: 95.00%

25. Cut-Off LTV

                                  ----------------------------
                                  Cut-Off LTV          Percent
                                  ----------------------------
                                  *** 20.00              0.12%
                                  ----------------------------
                                  20.01 - 25.00          0.81
                                  ----------------------------
                                  25.01 - 30.00          0.81
                                  ----------------------------
                                  30.01 - 35.00          1.64
                                  ----------------------------
                                  35.01 - 40.00          1.26
                                  ----------------------------
                                  40.01 - 45.00          2.98
                                  ----------------------------
                                  45.01 - 50.00          5.52
                                  ----------------------------
                                  50.01 - 55.00          7.49
                                  ----------------------------
                                  55.01 - 60.00          6.65
                                  ----------------------------
                                  60.01 - 65.00          8.55
                                  ----------------------------
                                  65.01 - 70.00         11.48
                                  ----------------------------

*** denotes less than equal to

                                  -----------------------------
                                  70.01 - 75.00          13.00
                                  -----------------------------
                                  75.01 - 80.00          38.05
                                  -----------------------------
                                  80.01 - 85.00           0.13
                                  -----------------------------
                                  85.01 - 90.00           1.00
                                  -----------------------------
                                  90.01 - 95.00           0.52
                                  -----------------------------
                                  Total:                100.00%
                                  -----------------------------
W.A.: 67.51%
Lowest: 14.52%
Highest: 95.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               BoAMS 2004-02 - CA
                              15 & 30 Yr Fixed Rate

                                   260 records
                              Balance: 138,733,815

1. Original Balance

----------------------------------------------------------------------------------------------------------------------
                                              Percent
                        Number    Aggregate   of Loans    Average                            W.A.       W.A.
                         of        Current       by       Original   W.A.  W.A.    W.A.    Original  Remaining   W.A.
                       Mortgage   Principal   Principal  Principal  Gross  FICO  Original   Term to    Term to  Loan
Original Balance        Loans      Balance     Balance    Balance  Coupon  Score   LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------
  250,001 -   350,000     8     $  2,734,150    1.97%  $  342,097  5.855%   735   69.26%     314        314       1
----------------------------------------------------------------------------------------------------------------------
  350,001 -   450,000    90       36,200,758   26.09      402,520  5.894    745   67.07      343        343       1
----------------------------------------------------------------------------------------------------------------------
  450,001 -   550,000    70       34,739,468   25.04      496,593  5.835    739   66.90      330        330       0
----------------------------------------------------------------------------------------------------------------------
  550,001 -   650,000    42       25,123,994   18.11      598,827  5.802    744   64.92      325        325       1
----------------------------------------------------------------------------------------------------------------------
  650,001 -   750,000    31       22,120,636   15.94      714,067  5.807    750   65.41      337        337       1
----------------------------------------------------------------------------------------------------------------------
  750,001 -   850,000     3        2,319,454    1.67      773,665  5.873    728   52.52      360        359       1
----------------------------------------------------------------------------------------------------------------------
  850,001 -   950,000     7        6,426,808    4.63      919,071  5.789    747   59.65      335        335       1
----------------------------------------------------------------------------------------------------------------------
  950,001 - 1,050,000     8        7,966,048    5.74      996,250  5.827    747   53.37      337        337       0
----------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000     1        1,102,500    0.79    1,102,500  6.000    750   70.00      360        360       0
----------------------------------------------------------------------------------------------------------------------
Total:                  260     $138,733,815  100.00%  $  533,996  5.840%   744   65.07%     335        334       1
----------------------------------------------------------------------------------------------------------------------

Average: $  533,995.61
Lowest:  $  336,000.00
Highest: $1,102,500.00

2. Gross Coupon

----------------------------------------------------------------------------------------------------------------------
                                              Percent
                        Number    Aggregate   of Loans    Average                            W.A.       W.A.
                         of        Current       by       Original   W.A.  W.A.    W.A.    Original  Remaining   W.A.
                       Mortgage   Principal   Principal  Principal  Gross  FICO  Original   Term to    Term to  Loan
Gross Coupon            Loans      Balance     Balance    Balance  Coupon  Score   LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------
4.876 - 5.000             1    $  1,000,000     0.72%   $1,000,000   5.000%  773    80.00%     180        180     0
----------------------------------------------------------------------------------------------------------------------
5.126 - 5.250            20      10,336,984     7.45       517,749   5.250   755    54.78      180        180     0
----------------------------------------------------------------------------------------------------------------------
5.251 - 5.375             8       4,277,145     3.08       535,719   5.375   748    59.27      196        196     1
----------------------------------------------------------------------------------------------------------------------
5.376 - 5.500             8       4,237,272     3.05       530,525   5.500   718    56.67      239        238     1
----------------------------------------------------------------------------------------------------------------------
5.501 - 5.625             6       3,145,087     2.27       524,800   5.625   755    56.49      323        322     1
----------------------------------------------------------------------------------------------------------------------
5.626 - 5.750            55      29,565,256    21.31       537,851   5.750   746    70.38      360        359     1
----------------------------------------------------------------------------------------------------------------------
5.751 - 5.875            67      35,952,091    25.91       536,902   5.875   740    67.43      360        360     0
----------------------------------------------------------------------------------------------------------------------
5.876 - 6.000            62      34,665,087    24.99       559,413   6.000   750    63.23      360        359     1
----------------------------------------------------------------------------------------------------------------------
6.001 - 6.125            15       7,420,696     5.35       494,999   6.125   736    65.50      360        359     1
----------------------------------------------------------------------------------------------------------------------
6.126 - 6.250             8       3,563,435     2.57       445,812   6.250   736    61.91      360        359     1
----------------------------------------------------------------------------------------------------------------------
6.251 - 6.375             4    $  1,900,112     1.37       475,371   6.375   703    59.15      360        359     1
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
6.376 - 6.500    2       775,298    0.56    388,000   6.500   726   67.91   360 359   1
----------------------------------------------------------------------------------------
6.501 - 6.625    2       906,699    0.65    453,750   6.625   760   76.98   360 359   1
----------------------------------------------------------------------------------------
6.751 - 6.875    1       541,019    0.39    542,750   6.875   659   65.00   180 179   1
----------------------------------------------------------------------------------------
6.876 - 7.000    1       447,633    0.32    448,000   7.000   728   80.00   360 359   1
----------------------------------------------------------------------------------------
Total:         260  $138,733,815  100.00%  $533,996   5.840%  744   65.07%  335 334   1
----------------------------------------------------------------------------------------

W.A.:    5.840%
Lowest:  5.000%
Highest: 7.000%

3. Credit Score

---------------------------------------------------------------------------------------------------------------
                                         Percent
                 Number     Aggregate   of Loans    Average                            W.A.       W.A.
                  of         Current       by       Original   W.A.  W.A.    W.A.    Original  Remaining   W.A.
                Mortgage    Principal   Principal  Principal  Gross  FICO  Original   Term to    Term to  Loan
Credit Score     Loans       Balance     Balance    Balance  Coupon  Score   LTV     Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------
800 - 824          6     $  2,666,848       1.92%  $444,828   5.941%  806    69.48%     360        359      1
---------------------------------------------------------------------------------------------------------------
775 - 799         57       29,342,101      21.15    515,119   5.833   783    63.28      339        338      1
---------------------------------------------------------------------------------------------------------------
750 - 774         64       35,822,267      25.82    560,111   5.775   763    67.14      325        325      0
---------------------------------------------------------------------------------------------------------------
725 - 749         54       30,424,015      21.93    563,935   5.823   739    65.05      332        331      1
---------------------------------------------------------------------------------------------------------------
700 - 724         45       22,676,339      16.35    504,248   5.923   712    65.01      351        350      1
---------------------------------------------------------------------------------------------------------------
675 - 699         23       11,868,690       8.56    516,413   5.833   686    64.63      333        333      0
---------------------------------------------------------------------------------------------------------------
650 - 674         10        5,527,969       3.98    553,385   6.015   664    61.21      320        319      1
---------------------------------------------------------------------------------------------------------------
625 - 649          1          405,586       0.29    406,000   5.875   639    52.05      360        359      1
---------------------------------------------------------------------------------------------------------------
Total:           260     $138,733,815     100.00%  $533,996   5.840%  744    65.07%     335        334      1
---------------------------------------------------------------------------------------------------------------

W.A.:    744
Lowest:  639
Highest: 816

4. Index

     --------------------------------------------------------------------------------------------------------
                                      Percent
               Number    Aggregate   of Loans    Average                             W.A.       W.A.
                of        Current       by       Original   W.A.   W.A.    W.A.    Original  Remaining   W.A.
              Mortgage   Principal   Principal  Principal  Gross   FICO  Original   Term to    Term to  Loan
     Index     Loans      Balance     Balance    Balance  Coupon   Score   LTV     Maturity   Maturity   Age
     --------------------------------------------------------------------------------------------------------
     FIX        260    $138,733,815   100.00%   $533,996   5.840%   744   65.07%      335       334       1
     Total:     260    $138,733,815   100.00%   $533,996   5.840%   744   65.07%      335       334       1

5. Loan Purpose

-------------------------------------------------------------------------------------------------------------------
                                             Percent
                      Number    Aggregate   of Loans    Average                            W.A.       W.A.
                       of        Current       by       Original   W.A.  W.A.    W.A.    Original  Remaining   W.A.
                     Mortgage   Principal   Principal  Principal  Gross  FICO  Original   Term to    Term to  Loan
Loan Purpose          Loans      Balance     Balance    Balance  Coupon  Score   LTV     Maturity   Maturity   Age
-------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term    120     $66,101,850    47.65%    $551,299  5.785%  741   62.38%     325        325       1
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Purchase                 87     45,099,767    32.51    518,771   5.874   758    73.99      349        348     1
----------------------------------------------------------------------------------------------------------------
Refinance-Cashout        53     27,532,197    19.85    519,809   5.917   729    56.89      335        335     0
----------------------------------------------------------------------------------------------------------------
Total:                  260   $138,733,815   100.00%  $533,996   5.840%  744    65.07%     335        334     1
----------------------------------------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------------------
                                          Percent
                  Number     Aggregate    of Loans      Average                                 W.A.       W.A.
                    of        Current        by         Original    W.A.      W.A.    W.A.    Original  Remaining  W.A.
                 Mortgage    Principal   Principal     Principal   Gross      FICO  Original  Term to    Term to   Loan
Property Type     Loans       Balance     Balance       Balance   Coupon     Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------
SFR                  187  $ 99,910,123       72.02%     $534,686   5.840%      745   64.04%        334        334     1
-----------------------------------------------------------------------------------------------------------------------
PUD Detach            50    26,264,257       18.93       525,676   5.799       741   66.27         338        337     0
-----------------------------------------------------------------------------------------------------------------------
Condo                 16     8,668,005        6.25       542,163   5.912       746   69.49         325        324     1
-----------------------------------------------------------------------------------------------------------------------
2-Family               4     2,242,371        1.62       561,050   5.976       718   78.58         360        359     1
-----------------------------------------------------------------------------------------------------------------------
PUD Attach             2       899,060        0.65       450,000   5.750       785   76.77         360        359     1
-----------------------------------------------------------------------------------------------------------------------
3-Family               1       750,000        0.54       750,000   6.125       710   53.57         360        360     0
-----------------------------------------------------------------------------------------------------------------------
Total:               260  $138,733,815      100.00%     $533,996   5.840%      744   65.07%        335        334     1
-----------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

--------------------------------------------------------------------------------------------------------------------------
                                             Percent
                    Number      Aggregate    of Loans     Average                                 W.A.       W.A.
                      of         Current        by        Original     W.A.     W.A.    W.A.    Original  Remaining  W.A.
                    Mortgage    Principal   Principal    Principal    Gross     FICO  Original   Term to   Term to   Loan
Occupancy Status     Loans       Balance     Balance      Balance     Coupon   Score    LTV     Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
Primary                 248  $132,507,464      95.51%     $534,711     5.832%    744   64.97%        335        335     1
--------------------------------------------------------------------------------------------------------------------------
Secondary                12     6,226,351       4.49       519,209     6.014     736   67.07         328        327     0
--------------------------------------------------------------------------------------------------------------------------
Total:                  260  $138,733,815     100.00%     $533,996     5.840%    744   65.07%        335        334     1
--------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

---------------------------------------------------------------------------------------------------------------------
                                            Percent
                     Number    Aggregate   of Loans    Average                                W.A.       W.A.
                       of       Current       by      Original    W.A.      W.A.    W.A.    Original  Remaining  W.A.
Geographic          Mortgage   Principal   Principal  Principal   Gross    FICO   Original  Term to    Term to   Loan
Distribution         Loans      Balance     Balance    Balance   Coupon    Score    LTV     Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------
California              260  $138,733,815   100.00%   $533,996    5.840%     744   65.07%        335        334     1
---------------------------------------------------------------------------------------------------------------------
Total:                  260  $138,733,815   100.00%   $533,996    5.840%     744   65.07%        335        334     1
---------------------------------------------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------------------------------
                                           Percent
                     Number    Aggregate  of Loans     Average                                 W.A.      W.A.
                      of        Current      by       Original    W.A.      W.A.     W.A.   Original   Remaining  W.A.
County              Mortgage   Principal  Principal  Principal   Gross     FICO   Original   Term to    Term to   Loan
Distribution         Loans      Balance    Balance    Balance    Coupon    Score    LTV      Maturity  Maturity   Age
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Los Angeles ,CA         69  $ 37,659,828     27.15%  $546,222   5.791%   742    58.98%     325        325     1
----------------------------------------------------------------------------------------------------------------
Santa Clara ,CA         32    17,707,764     12.76    553,825   5.824    754    68.65      337        336     1
----------------------------------------------------------------------------------------------------------------
Orange ,CA              25    13,295,784      9.58    532,463   5.787    744    64.49      329        329     1
----------------------------------------------------------------------------------------------------------------
San Francisco ,CA       15     9,845,865      7.10    656,692   5.915    737    72.08      351        351     0
----------------------------------------------------------------------------------------------------------------
San Mateo ,CA           17     9,032,974      6.51    531,689   5.846    754    63.68      329        329     0
----------------------------------------------------------------------------------------------------------------
Alameda ,CA             17     8,687,270      6.26    511,332   5.842    747    71.14      352        351     0
----------------------------------------------------------------------------------------------------------------
San Diego ,CA           16     8,471,823      6.11    529,921   5.942    749    64.70      339        339     1
----------------------------------------------------------------------------------------------------------------
Contra Costa ,CA        14     6,807,339      4.91    486,529   5.818    758    69.91      348        348     1
----------------------------------------------------------------------------------------------------------------
Ventura ,CA              8     3,969,773      2.86    496,375   5.938    737    70.49      360        360     0
----------------------------------------------------------------------------------------------------------------
Marin ,CA                5     2,949,822      2.13    590,100   5.930    760    58.62      360        360     0
----------------------------------------------------------------------------------------------------------------
Other                   42    20,305,573     14.64    483,862   5.872    729    66.64      328        328     1
----------------------------------------------------------------------------------------------------------------
Total:                 260  $138,733,815    100.00%  $533,996   5.840%   744    65.07%     335        334     1
----------------------------------------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------
                                        Percent
                Number      Aggregate   of Loans   Average                             W.A.       W.A.
                  of         Current       by      Original    W.A.   W.A.    W.A.   Original  Remaining  W.A.
               Mortgage     Principal   Principal  Principal  Gross  FICO  Original   Term to   Term to   Loan
Original LTV     Loans       Balance     Balance   Balance   Coupon  Score    LTV    Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------
20.01 - 25.00         4    $ 2,745,417       1.98% $686,750   5.843%   754   23.51%     330        329     1
--------------------------------------------------------------------------------------------------------------
25.01 - 30.00         5      2,517,708       1.81   503,880   5.865    738   26.50      333        332     1
--------------------------------------------------------------------------------------------------------------
30.01 - 35.00         3      1,913,961       1.38   638,999   5.843    690   32.38      236        236     1
--------------------------------------------------------------------------------------------------------------
35.01 - 40.00         8      4,999,836       3.60   625,188   5.615    765   37.65      284        284     0
--------------------------------------------------------------------------------------------------------------
40.01 - 45.00         8      3,702,357       2.67   462,927   5.789    738   43.08      318        318     0
--------------------------------------------------------------------------------------------------------------
45.01 - 50.00        13      7,154,682       5.16   550,980   5.820    734   48.02      333        332     1
--------------------------------------------------------------------------------------------------------------
50.01 - 55.00        19     10,495,390       7.57   552,998   5.807    749   53.06      310        309     1
--------------------------------------------------------------------------------------------------------------
55.01 - 60.00        21     12,041,494       8.68   573,848   5.788    735   58.09      319        319     0
--------------------------------------------------------------------------------------------------------------
60.01 - 65.00        27     15,259,936      11.00   565,665   5.915    741   62.83      340        339     1
--------------------------------------------------------------------------------------------------------------
65.01 - 70.00        27     14,530,445      10.47   538,598   5.833    746   68.49      345        344     1
--------------------------------------------------------------------------------------------------------------
70.01 - 75.00        31     15,716,628      11.33   507,426   5.840    751   73.18      343        342     1
--------------------------------------------------------------------------------------------------------------
75.01 - 80.00        94     47,655,961      34.35   507,284   5.867    745   79.36      349        348     1
--------------------------------------------------------------------------------------------------------------
Total:              260   $138,733,815     100.00% $533,996   5.840%   744   65.07%     335        334     1
--------------------------------------------------------------------------------------------------------------

W.A.:    65.07%
Lowest:  21.76%
Highest: 80.00%

11. Original Term

----------------------------------------------------------------------------------------------------------------
                                         Percent
                 Number     Aggregate    of Loans   Average                             W.A.       W.A.
                   of        Current        by     Original   W.A.    W.A.    W.A.    Original  Remaining   W.A.
                Mortgage    Principal   Principal  Principal  Gross   FICO  Original  Term to    Term to    Loan
Original Term    Loans      Balance      Balance    Balance  Coupon  Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------
120                    2   $1,029,658      0.74%   $516,500  5.500%    683   48.63%       120        119     1
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
168                  1        420,000       0.30   420,000   5.375    767   62.69      168        168     0
------------------------------------------------------------------------------------------------------------
180                 32     17,446,888      12.58   546,240   5.346    748   56.49      180        179     1
------------------------------------------------------------------------------------------------------------
360                225    119,837,269      86.38   532,916   5.916    744   66.46      360        359     1
------------------------------------------------------------------------------------------------------------
Total:             260   $138,733,815     100.00% $533,996   5.840%   744   65.07%     335        334     1
------------------------------------------------------------------------------------------------------------

W.A.:    335.0 months
Lowest:    120 months
Highest:   360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               BoAMS 2004-02 - CA
                              15 & 30 Yr Fixed Rate
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $138,733,815.14
Loan Count: 260
Cut-off Date: 2004-02-01
Avg. Loan Balance: $533,591.60
Avg. Orig. Balance: $533,995.61
W.A. FICO*: 744
W.A. Orig. LTV: 65.07%
W.A. Cut-Off LTV: 65.02% W.A.
Gross Coupon: 5.8400%
W.A. Net Coupon: 5.5865%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 335 months
W.A. Rem. Term: 334 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 65.02%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.34%
% Conforming: 0.00%

2. Original Balance

                   ---------------------------------
                   Original Balance         Percent
                   ---------------------------------
                   250,001 - 350,000           1.97%
                   ---------------------------------
                   350,001 - 450,000          26.09
                   ---------------------------------
                   450,001 - 550,000          25.04
                   ---------------------------------
                   550,001 - 650,000          18.11
                   ---------------------------------
                   650,001 - 750,000          15.94
                   ---------------------------------
                   750,001 - 850,000           1.67
                   ---------------------------------
                   850,001 - 950,000           4.63
                   ---------------------------------
                   950,001 - 1,050,000         5.74
                   ---------------------------------
                   1,050,001 - 1,150,000       0.79
                   ---------------------------------

                   ---------------------------------
                   Total:                    100.00%
                   ---------------------------------

Average: $533,995.61
Lowest: $336,000.00
Highest: $1,102,500.00

3. Cut-Off Balance

                 ------------------------------------
                 Cut-Off Balance              Percent
                 ------------------------------------
                 250,001 - 350,000              1.97%
                 ------------------------------------
                 350,001 - 450,000             26.42
                 ------------------------------------
                 450,001 - 550,000             24.72
                 ------------------------------------
                 550,001 - 650,000             18.11
                 ------------------------------------
                 650,001 - 750,000             15.94
                 ------------------------------------
                 750,001 - 850,000              1.67
                 ------------------------------------
                 850,001 - 950,000              4.63
                 ------------------------------------
                 950,001 - 1,050,000            5.74
                 ------------------------------------
                 1,050,001 - 1,150,000          0.79
                 ------------------------------------
                 Total:                       100.00%
                 ------------------------------------

Average: $533,591.60
Lowest: $335,657.43
Highest: $1,102,500.00

4. Index

                               -----------------
                               Index    Percent
                               -----------------
                               FIX       100.00%
                               -----------------
                               Total:    100.00%
                               -----------------

5. Product Type

                           ---------------------------
                           Product Type       Percent
                           ---------------------------
                           30 YR                86.38%
                           ---------------------------
                           15 YR                13.62
                           ---------------------------
                           Total:              100.00%
                           ---------------------------

6. Coupon

                         ---------------------------
                         Coupon              Percent
                         ---------------------------
                         4.876 - 5.000         0.72%
                         ---------------------------
                         5.126 - 5.250         7.45
                         ---------------------------
                         5.251 - 5.375         3.08
                         ---------------------------
                         5.376 - 5.500         3.05
                         ---------------------------
                         5.501 - 5.625         2.27
                         ---------------------------
                         5.626 - 5.750        21.31
                         ---------------------------
                         5.751 - 5.875        25.91
                         ---------------------------
                         5.876 - 6.000        24.99
                         ---------------------------
                         6.001 - 6.125         5.35
                         ---------------------------
                         6.126 - 6.250         2.57
                         ---------------------------
                         6.251 - 6.375         1.37
                         ---------------------------
                         6.376 - 6.500         0.56
                         ---------------------------
                         6.501 - 6.625         0.65
                         ---------------------------
                         6.751 - 6.875         0.39
                         ---------------------------
                         6.876 - 7.000         0.32
                         ---------------------------
                         Total:              100.00%
                         ---------------------------

W.A.:    5.840
Lowest:  5.000
Highest: 7.000

7. Credit Score

                         ---------------------------
                         Credit Score        Percent
                         ---------------------------
                         800 - 849             1.92%
                         ---------------------------
                         750 - 799            46.97
                         ---------------------------
                         700 - 749            38.27
                         ---------------------------
                         650 - 699            12.54
                         ---------------------------
                         600 - 649             0.29
                         ---------------------------
                         Total:              100.00%
                         ---------------------------

W.A.:    744
Lowest:  639
Highest: 816

8. Lien Position

                         ---------------------------
                         Lien Position     Percent
                         ---------------------------
                         1                   100.00%
                         ---------------------------
                         Total:              100.00%
                         ---------------------------

9.  Loan Purpose

                      -----------------------------------
                      Loan Purpose                Percent
                      -----------------------------------
                      Refinance-Rate/Term          47.65%
                      -----------------------------------
                      Purchase                     32.51
                      -----------------------------------
                      Refinance-Cashout            19.85
                      -----------------------------------
                      Total:                      100.00%
                      -----------------------------------

10. Property Type

                         -----------------------------
                         Property Type         Percent
                         -----------------------------
                         SFR                    72.02%
                         -----------------------------
                         PUD Detach             18.93
                         -----------------------------
                         Condo                   6.25
                         -----------------------------
                         2-Family                1.62
                         -----------------------------
                         PUD Attach              0.65
                         -----------------------------
                         3-Family                0.54
                         -----------------------------
                         Total:                100.00%
                         -----------------------------

11. Documentation

                         -----------------------------
                         Documentation         Percent
                         -----------------------------
                         Rapid                  66.05%
                         -----------------------------
                         Standard               17.93
                         -----------------------------
                         Reduced                14.73
                         -----------------------------
                         All Ready Home          1.29
                         -----------------------------
                         Total:                100.00%
                         -----------------------------

12. Occupancy Status

                         -----------------------------
                         Occupancy Status      Percent
                         -----------------------------

                         -----------------------
                         Primary          95.51%
                         -----------------------
                         Secondary         4.49
                         -----------------------
                         Total:          100.00%
                         -----------------------

13. PMI Providers

                       ----------------------------
                       PMI Providers       Percent
                       ----------------------------
                       NONE                 100.00%
                       ----------------------------
                       Total:               100.00%
                       ----------------------------

14. State

                         -----------------------
                         State           Percent
                         -----------------------
                         California      100.00%
                         -----------------------
                         Total:          100.00%
                         -----------------------

15. California

                     --------------------------------
                     California               Percent
                     --------------------------------
                     Northern California       49.62%
                     --------------------------------
                     Southern California       50.38
                     --------------------------------
                     Total:                   100.00%
                     --------------------------------

16. Zip Code

                         -----------------------
                         Zip Code        Percent
                         -----------------------
                         90210             2.34%
                         -----------------------
                         92064             2.28
                         -----------------------
                         90049             1.70
                         -----------------------
                         94306             1.66
                         -----------------------
                         94121             1.65
                         -----------------------
                         Other            90.37
                         -----------------------
                         Total:          100.00%
                         -----------------------

17. Delinquency*

                       -------------------------
                       Delinquency*      Percent
                       -------------------------
                       0-29 days         100.00%
                       -------------------------
                       Total:            100.00%
                       -------------------------

* MBA method

18. Times 30 Days DLQ

                   --------------------------------
                   Times 30 Days DLQ        Percent
                   --------------------------------
                   0                        100.00%
                   --------------------------------
                   Total:                   100.00%
                   --------------------------------

19. Convertible Flag

                   --------------------------------
                   Convertible Flag         Percent
                   --------------------------------
                   N                        100.00%
                   --------------------------------
                   Total:                   100.00%
                   --------------------------------

20. Buydown Agreement

                   --------------------------------
                   Buydown Agreement        Percent
                   --------------------------------
                   N                        100.00%
                   --------------------------------
                   Total:                   100.00%
                   --------------------------------

21. Original Term

                    -----------------------------
                    Original Term         Percent
                    -----------------------------
                    120                     0.74%
                    -----------------------------
                    168                     0.30
                    -----------------------------
                    180                    12.58
                    -----------------------------
                    360                    86.38
                    -----------------------------
                    Total:                100.00%
                    -----------------------------

W.A.:    335.0 months
Lowest:  120 months
Highest: 360 months

22. Cut-Off Remaining Term

                ----------------------------------------
                Cut-Off Remaining Term           Percent
                ----------------------------------------
                115 - 120                          0.74%
                ----------------------------------------
                121 - 168                          0.30
                ----------------------------------------
                175 - 180                         12.58
                ----------------------------------------
                355 - 360                         86.38
                ----------------------------------------
                Total:                           100.00%
                ----------------------------------------

W.A.:    334.5 months
Lowest:  119 months
Highest: 360 months

23. Cutoff Loan Age

                     -------------------------------
                     Cutoff Loan Age         Percent
                     -------------------------------
                     0                        46.25%
                     -------------------------------
                     1 - 6                    53.75
                     -------------------------------
                     Total:                  100.00%
                     -------------------------------

W.A.:    0.5 months
Lowest:  0 months
Highest: 2 months

24. OLTV

                        -------------------------
                        OLTV              Percent
                        -------------------------
                        20.01 - 25.00       1.98%
                        -------------------------
                        25.01 - 30.00       1.81
                        -------------------------
                        30.01 - 35.00       1.38
                        -------------------------
                        35.01 - 40.00       3.60
                        -------------------------
                        40.01 - 45.00       2.67
                        -------------------------
                        45.01 - 50.00       5.16
                        -------------------------
                        50.01 - 55.00       7.57
                        -------------------------
                        55.01 - 60.00       8.68
                        -------------------------
                        60.01 - 65.00      11.00
                        -------------------------
                        65.01 - 70.00      10.47
                        -------------------------
                        70.01 - 75.00      11.33
                        -------------------------
                        75.01 - 80.00      34.35
                        -------------------------

                        -------------------------
                        Total:            100.00%
                        -------------------------

W.A.:    65.07%
Lowest:  21.76%
Highest: 80.00%

25. Cut-Off LTV

                      ---------------------------
                      Cut-Off LTV         Percent
                      ---------------------------
                      20.01 - 25.00         2.65%
                      ---------------------------
                      25.01 - 30.00         1.14
                      ---------------------------
                      30.01 - 35.00         1.38
                      ---------------------------
                      35.01 - 40.00         3.60
                      ---------------------------
                      40.01 - 45.00         2.67
                      ---------------------------
                      45.01 - 50.00         5.56
                      ---------------------------
                      50.01 - 55.00         7.16
                      ---------------------------
                      55.01 - 60.00         8.68
                      ---------------------------
                      60.01 - 65.00        11.00
                      ---------------------------
                      65.01 - 70.00        10.76
                      ---------------------------
                      70.01 - 75.00        11.04
                      ---------------------------
                      75.01 - 80.00        34.35
                      ---------------------------
                      Total:              100.00%
                      ---------------------------

W.A.:    65.02%
Lowest:  21.76%
Highest: 80.00%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-02 Group 5
                        15 & 30 Yr Fixed Rate - Seasoned

                                   495 records
                              Balance: 174,441,987

1. Original Balance

------------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number     Aggregate    of Loans   Average                                   W.A.        W.A.
                       of         Current       by       Original     W.A.     W.A.     W.A.     Original   Remaining    W.A.
                     Mortgage    Principal   Principal  Principal    Gross    FICO    Original   Term to     Term to     Loan
Original Balance      Loans       Balance     Balance    Balance    Coupon    Score     LTV      Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------
** 50,000                   1  $     44,787      0.03%  $  50,000    6.875%     691     16.67%        360         266      94
------------------------------------------------------------------------------------------------------------------------------
50,001 - 150,000            1        93,338      0.05     100,000    8.250      781     56.18         360         281      79
------------------------------------------------------------------------------------------------------------------------------
150,001 - 250,000           8     1,479,420      0.85     224,269    7.666      714     75.67         360         258     102
------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         150    42,708,133     24.48     332,737    7.358      719     71.72         322         270      52
------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000         200    65,785,204     37.71     392,777    7.168      729     69.60         294         250      45
------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          79    34,173,246     19.59     495,870    7.176      732     70.65         314         268      46
------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000          47    24,095,776     13.81     603,097    7.197      718     67.57         290         248      42
------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000           3     1,868,639      1.07     689,467    7.351      698     62.28         308         268      41
------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000           3     2,359,561      1.35     818,491    7.372      704     58.78         360         328      32
------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000         3     1,833,884      1.05     978,550    7.129      743     69.63         269         219      50
------------------------------------------------------------------------------------------------------------------------------
Total:                    495  $174,441,987    100.00%  $ 414,927    7.229%     725     69.85%        306         259      47
------------------------------------------------------------------------------------------------------------------------------

** denotes less than or equal to

Average: $414,927.14
Lowest: $50,000.00
Highest: $1,000,000.00

2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number     Aggregate   of Loans    Average                                   W.A.        W.A.
                        of        Current       by      Original      W.A.     W.A.     W.A.     Original   Remaining     W.A.
                     Mortgage    Principal   Principal  Principal    Gross    FICO    Original    Term to    Term to     Loan
Gross Coupon           Loans      Balance     Balance    Balance     Coupon   Score     LTV      Maturity    Maturity     Age
------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750               1  $     74,712      0.04%  $ 326,250    5.750%     624     77.59%        180          36      144
------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250               4       936,703      0.54     381,950    6.250      761     69.74         180         116       64
------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375               8     2,440,567      1.40     387,450    6.375      756     70.28         204         145       58
------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500              15     4,169,695      2.39     409,442    6.500      752     64.19         227         167       60
------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625              28     9,410,738      5.39     432,525    6.625      741     70.28         232         182       50
------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750              48    15,548,125      8.91     414,347    6.750      723     63.43         242         195       48
------------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875              80    28,343,651     16.25     424,389    6.875      738     66.26         260         217       43
------------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000              44    15,980,018      9.16     424,656    7.000      728     68.28         303         261       42
------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.125              40    15,322,411      8.78     438,888    7.125      712     70.59         314         273       40
------------------------------------------------------------------------------------------------------------------------------
7.126 - 7.250              43    15,941,738      9.14     436,009    7.250      727     69.52         316         273       43
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
7.251 - 7.375              38    15,002,439      8.60     420,901    7.375      715     73.06         354         312       42
------------------------------------------------------------------------------------------------------------------------------
7.376 - 7.500              39    13,560,904      7.77     401,437    7.500      723     69.69         353         306       47
------------------------------------------------------------------------------------------------------------------------------
7.501 - 7.625              19     6,839,043      3.92     408,337    7.625      695     73.97         360         311       49
------------------------------------------------------------------------------------------------------------------------------
7.626 - 7.750              19     6,562,692      3.76     390,451    7.750      735     76.06         360         291       69
------------------------------------------------------------------------------------------------------------------------------
7.751 - 7.875              19     7,181,672      4.12     396,456    7.875      721     75.82         360         309       51
------------------------------------------------------------------------------------------------------------------------------
7.876 - 8.000              13     4,580,446      2.63     393,930    8.000      717     73.73         360         301       59
------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.125              11     3,582,740      2.05     394,309    8.125      702     78.31         360         316       44
------------------------------------------------------------------------------------------------------------------------------
8.126 - 8.250               9     3,505,377      2.01     408,882    8.250      712     69.26         360         319       41
------------------------------------------------------------------------------------------------------------------------------
8.251 - 8.375               5     1,917,785      1.10     399,670    8.375      737     73.64         360         312       48
------------------------------------------------------------------------------------------------------------------------------
8.376 - 8.500               7     1,952,861      1.12     306,214    8.500      678     75.71         360         315       45
------------------------------------------------------------------------------------------------------------------------------
8.501 - 8.625               2       730,466      0.42     377,000    8.625      722     74.63         360         315       45
------------------------------------------------------------------------------------------------------------------------------
8.751 - 8.875               2       578,558      0.33     337,600    8.875      715     80.00         360         250      110
------------------------------------------------------------------------------------------------------------------------------
9.376 - 9.500               1       278,647      0.16     285,000    9.500      623     95.00         360         322       38
------------------------------------------------------------------------------------------------------------------------------
Total:                    495  $174,441,987    100.00%  $ 414,927    7.229%     725     69.85%        306         259       47
------------------------------------------------------------------------------------------------------------------------------

W.A.: 7.229%
Lowest: 5.750%
Highest: 9.500%

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------
                                              Percent
                      Number    Aggregate     of Loans   Average                                   W.A.       W.A.
                        of       Current        by      Original      W.A.     W.A.     W.A.     Original   Remaining     W.A.
                     Mortgage   Principal    Principal  Principal    Gross    FICO    Original    Term to    Term to     Loan
Credit Score           Loans     Balance      Balance    Balance     Coupon   Score     LTV      Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------
800 - 824                  13  $  3,676,373      2.11%  $ 389,398    6.905%     808     60.48%        274         208       66
------------------------------------------------------------------------------------------------------------------------------
775 - 799                  93    28,530,777     16.36     402,725    7.102      786     67.91         291         242       49
------------------------------------------------------------------------------------------------------------------------------
750 - 774                  96    34,454,191     19.75     428,085    7.182      764     70.14         304         253       51
------------------------------------------------------------------------------------------------------------------------------
725 - 749                  62    22,746,131     13.04     414,458    7.224      737     69.08         320         277       43
------------------------------------------------------------------------------------------------------------------------------
700 - 724                  78    29,481,410     16.90     418,181    7.264      711     71.88         306         264       42
------------------------------------------------------------------------------------------------------------------------------
675 - 699                  69    25,091,458     14.38     424,380    7.266      688     67.30         302         259       43
------------------------------------------------------------------------------------------------------------------------------
650 - 674                  39    14,441,460      8.28     408,458    7.398      663     74.13         329         284       45
------------------------------------------------------------------------------------------------------------------------------
625 - 649                  31    11,865,631      6.80     432,665    7.284      639     70.50         293         248       46
------------------------------------------------------------------------------------------------------------------------------
600 - 624                  12     3,821,833      2.19     360,829    7.582      614     79.00         342         284       58
------------------------------------------------------------------------------------------------------------------------------
N/A                         2       332,724      0.19     254,000    7.662        0     61.34         360         264       96
------------------------------------------------------------------------------------------------------------------------------
Total:                    495  $174,441,987    100.00%  $ 414,927    7.229%     725     69.85%        306         259       47
------------------------------------------------------------------------------------------------------------------------------

W.A.: 725
Lowest: 603
Highest: 819

4. Index


                      Number    Aggregate    Percent     Average                                   W.A.       W.A.
                        of       Current     of Loans    Original     W.A.     W.A.      W.A.    Original   Remaining     W.A.

----------------------------------------------------------------------------------------------------------------
         Mortgage    Principal   by Principal   Principal   Gross    FICO   Original  Term to    Term to   Loan
Index      Loans      Balance       Balance      Balance    Coupon   Score     LTV    Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------
FIX           495  $174,441,987       100.00%    $414,927    7.229%    725    69.85%       306        259    47
----------------------------------------------------------------------------------------------------------------
Total:        495  $174,441,987       100.00%    $414,927    7.229%    725    69.85%       306        259    47
----------------------------------------------------------------------------------------------------------------

5. Loan Purpose

-------------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number      Aggregate   of Loans     Average                                  W.A.       W.A.
                         of         Current       by       Original     W.A.     W.A.      W.A.    Original  Remaining    W.A.
                      Mortgage     Principal   Principal   Principal   Gross    FICO    Original   Term to    Term to     Loan
Loan Purpose           Loans        Balance     Balance     Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
Purchase                   227   $ 80,851,468     46.35%    $414,538   7.351%     728     75.66%       326        279       47
-------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        179     61,334,116     35.16      414,878   7.105      725     65.78        282        234       48
-------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout           89     32,256,403     18.49      416,018   7.158      717     63.03        300        256       43
-------------------------------------------------------------------------------------------------------------------------------
Total:                     495   $174,441,987    100.00%    $414,927   7.229%     725     69.85%       306        259       47
-------------------------------------------------------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number      Aggregate   of Loans     Average                                  W.A.       W.A.
                         of         Current       by       Original     W.A.     W.A.      W.A.    Original  Remaining    W.A.
                      Mortgage     Principal   Principal   Principal   Gross    FICO    Original   Term to    Term to     Loan
Property Type          Loans        Balance     Balance     Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
SFR                        339  $117,741,132      67.50%    $411,581   7.206%     726     69.09%       305        256       49
-------------------------------------------------------------------------------------------------------------------------------
PUD Attach                 112    40,603,128      23.28      426,869   7.158      723     71.13        302        260       42
-------------------------------------------------------------------------------------------------------------------------------
Condo                       30    10,647,438       6.10      401,619   7.492      720     72.05        307        261       47
-------------------------------------------------------------------------------------------------------------------------------
2-Family                     6     2,475,174       1.42      433,633   7.785      716     74.01        360        324       36
-------------------------------------------------------------------------------------------------------------------------------
3-Family                     2     1,086,862       0.62      557,750   7.903      780     64.27        360        326       34
-------------------------------------------------------------------------------------------------------------------------------
Townhouse                    3       861,384       0.49      404,400   7.106      729     68.92        301        259       42
-------------------------------------------------------------------------------------------------------------------------------
4-Family                     1       429,723       0.25      460,000   7.625      677     80.00        360        288       72
-------------------------------------------------------------------------------------------------------------------------------
PUD Detach                   1       317,182       0.18      326,400   8.125      732     80.00        360        322       38
-------------------------------------------------------------------------------------------------------------------------------
Cooperative                  1       279,964       0.16      288,000   8.500      654     80.00        360        320       40
-------------------------------------------------------------------------------------------------------------------------------
Total:                     495  $174,441,987     100.00%    $414,927   7.229%     725     69.85%       306        259       47
-------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number      Aggregate   of Loans     Average                                  W.A.       W.A.
                         of         Current       by       Original     W.A.     W.A.      W.A.    Original  Remaining    W.A.
                      Mortgage     Principal   Principal   Principal   Gross    FICO    Original   Term to    Term to     Loan
Occupancy Status       Loans        Balance     Balance     Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
Primary                    462  $163,245,688     93.58%     $416,445  7.218%      724     69.80%       307        260       47
-------------------------------------------------------------------------------------------------------------------------------
Secondary                   29      ,771,025      5.60       395,278   7.363      733     70.78        280        234       46
-------------------------------------------------------------------------------------------------------------------------------
Investor                     4     1,425,275      0.82       382,063   7.543      743     69.53        360        328       32
-------------------------------------------------------------------------------------------------------------------------------
Total:                     495  $174,441,987    100.00%     $414,927  7.229%      725     69.85%       306        259       47
-------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number      Aggregate   of Loans     Average                                  W.A.       W.A.
                         of         Current       by       Original     W.A.     W.A.      W.A.    Original  Remaining    W.A.
Geographic            Mortgage     Principal   Principal   Principal   Gross    FICO    Original   Term to    Term to     Loan
Distribution           Loans        Balance     Balance     Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
California                 186    $67,183,460     38.51%    $419,448   7.174%     729      67.55%       308        265      44
-------------------------------------------------------------------------------------------------------------------------------
Texas                       43     16,135,453      9.25      444,513   7.234      718      71.37        312        268      44
-------------------------------------------------------------------------------------------------------------------------------
Florida                     32     11,346,745      6.50      437,428   7.268      723      69.10        270        231      39
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts               20      6,640,070      3.81      375,995   7.500      723      72.13        345        283      63
-------------------------------------------------------------------------------------------------------------------------------
New York                    18      6,303,137      3.61      424,307   7.406      718      75.09        321        262      58
-------------------------------------------------------------------------------------------------------------------------------
North Carolina              16      5,735,503      3.29      434,703   7.231      712      68.59        290        247      42
-------------------------------------------------------------------------------------------------------------------------------
Colorado                    17      5,724,952      3.28      401,381   7.289      718      71.18        288        247      41
-------------------------------------------------------------------------------------------------------------------------------
Virginia                    15      5,299,441      3.04      379,663   7.317      719      70.55        312        272      40
-------------------------------------------------------------------------------------------------------------------------------
Georgia                     14      4,635,528      2.66      385,932   7.313      716      75.83        297        252      46
-------------------------------------------------------------------------------------------------------------------------------
Maryland                    10      3,810,834      2.18      432,570   7.155      733      71.32        307        262      46
-------------------------------------------------------------------------------------------------------------------------------
South Carolina               9      3,204,660      1.84      413,405   6.911      753      65.42        280        230      50
-------------------------------------------------------------------------------------------------------------------------------
Arizona                     11      3,182,625      1.82      384,773   7.062      721      69.04        273        196      77
-------------------------------------------------------------------------------------------------------------------------------
Washington                   9      3,040,179      1.74      439,894   7.181      751      66.27        353        277      76
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                 9      2,898,849      1.66      393,561   7.364      718      76.40        342        303      39
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                  8      2,752,270      1.58      401,531   7.266      726      71.88        326        275      51
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                   7      2,526,167      1.45      384,007   7.374      703      80.64        360        302      58
-------------------------------------------------------------------------------------------------------------------------------
Utah                         7      2,357,952      1.35      418,086   7.511      715      73.03        328        289      39
-------------------------------------------------------------------------------------------------------------------------------
Illinois                     7      2,299,870      1.32      363,714   7.322      706      71.55        311        266      45
-------------------------------------------------------------------------------------------------------------------------------
Alabama                      6      2,110,529      1.21      430,833   6.868      749      68.80        234        188      46
-------------------------------------------------------------------------------------------------------------------------------
Tennessee                    5      1,936,864      1.11      411,583   7.055      739      70.18        334        299      35
-------------------------------------------------------------------------------------------------------------------------------
Other                       46     15,316,900      8.78      400,652   7.253      722      71.08        287        236      51
-------------------------------------------------------------------------------------------------------------------------------
Total:                     495   $174,441,987    100.00%    $414,927   7.229%     725      69.85%       306        259      47
-------------------------------------------------------------------------------------------------------------------------------


9. County Distribution

-------------------------------------------------------------------------------------------------------------------------------
                                                Percent
                       Number      Aggregate   of Loans     Average                                  W.A.       W.A.
                         of         Current       by       Original     W.A.     W.A.      W.A.    Original  Remaining    W.A.
County                Mortgage     Principal   Principal   Principal   Gross    FICO    Original   Term to    Term to     Loan
Distribution           Loans        Balance     Balance     Balance    Coupon   Score      LTV     Maturity   Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA             43    $15,200,850      8.71%    $422,435   7.215%     726     70.39%        288        243     45
-------------------------------------------------------------------------------------------------------------------------------
Santa Clara, CA             30     11,176,092      6.41      427,961   7.084      728     61.32         325        282     44
-------------------------------------------------------------------------------------------------------------------------------
San Mateo, CA               19      6,209,797      3.56      395,661   7.065      752     62.64         300        262     38
-------------------------------------------------------------------------------------------------------------------------------
San Diego, CA               15      5,063,335      2.90      423,749   7.113      727     69.12         314        264     50
-------------------------------------------------------------------------------------------------------------------------------
Harris, TX                  13      4,991,528      2.86      455,612   7.006      712     69.06         303        258     46
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Orange ,CA             13     4,961,472      2.84    435,177   7.081     727    75.99       307       265     42
-----------------------------------------------------------------------------------------------------------------
Alameda ,CA            13     4,758,107      2.73    409,937   7.351     735    71.30       334       294     40
-----------------------------------------------------------------------------------------------------------------
Contra Costa ,CA       11     3,865,305      2.22    408,513   7.049     710    63.35       256       208     48
-----------------------------------------------------------------------------------------------------------------
San Francisco ,CA       9     3,861,323      2.21    464,217   7.327     760    63.82       341       289     52
-----------------------------------------------------------------------------------------------------------------
Montgomery ,MD          9     3,455,850      1.98    439,744   7.004     736    70.43       302       257     45
-----------------------------------------------------------------------------------------------------------------
Other                 320   110,898,328     63.57    409,290   7.281     722    71.19       305       258     48
-----------------------------------------------------------------------------------------------------------------
Total:                495  $174,441,987    100.00%  $414,927   7.229%    725    69.85%      306       259     47
-----------------------------------------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------------
                                          Percent
                  Number     Aggregate   of Loans    Average                             W.A.       W.A.
                    of        Current       by      Original    W.A.   W.A.     W.A.   Original  Remaining  W.A.
                 Mortgage    Principal   Principal  Principal  Gross   FICO   Original  Term to   Term to   Loan
Original LTV       Loans      Balance     Balance    Balance   Coupon  Score    LTV    Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------
15.01 - 20.00           1  $     44,787      0.03%  $ 50,000   6.875%    691    16.67%      360       266     94
-----------------------------------------------------------------------------------------------------------------
20.01 - 25.00           1       304,035      0.17    410,000   6.750     720    23.10       180       120     60
-----------------------------------------------------------------------------------------------------------------
30.01 - 35.00           9     3,653,868      2.09    486,700   7.121     736    33.42       239       198     41
-----------------------------------------------------------------------------------------------------------------
35.01 - 40.00          10     3,775,366      2.16    473,844   7.301     726    37.29       308       266     42
-----------------------------------------------------------------------------------------------------------------
40.01 - 45.00          13     4,410,499      2.53    399,204   6.946     714    42.36       262       221     42
-----------------------------------------------------------------------------------------------------------------
45.01 - 50.00          14     5,261,653      3.02    447,235   6.999     761    48.07       288       238     50
-----------------------------------------------------------------------------------------------------------------
50.01 - 55.00          28     9,579,258      5.49    394,139   7.134     738    52.47       294       251     43
-----------------------------------------------------------------------------------------------------------------
55.01 - 60.00          29     9,240,675      5.30    404,445   7.005     737    57.68       275       225     49
-----------------------------------------------------------------------------------------------------------------
60.01 - 65.00          40    13,453,409      7.71    421,029   7.139     726    63.25       306       260     45
-----------------------------------------------------------------------------------------------------------------
65.01 - 70.00          64    24,006,965     13.76    461,118   7.106     723    68.61       291       243     48
-----------------------------------------------------------------------------------------------------------------
70.01 - 75.00          62    22,682,143     13.00    422,595   7.261     728    73.37       324       275     49
-----------------------------------------------------------------------------------------------------------------
75.01 - 80.00         198    69,681,217     39.95    402,534   7.326     720    79.43       316       270     46
-----------------------------------------------------------------------------------------------------------------
80.01 - 85.00           7     2,311,800      1.33    367,136   7.482     721    84.14       332       274     58
-----------------------------------------------------------------------------------------------------------------
85.01 - 90.00          16     5,139,521      2.95    365,003   7.369     714    89.89       325       270     55
-----------------------------------------------------------------------------------------------------------------
90.01 - 95.00           3       896,791      0.51    309,700   8.448     653    95.00       360       323     37
-----------------------------------------------------------------------------------------------------------------
Total:                495  $174,441,987    100.00%  $414,927   7.229%    725    69.85%      306       259     47
-----------------------------------------------------------------------------------------------------------------

W.A.: 69.85%
Lowest: 16.67%
Highest: 95.00%

11. Original Term

-----------------------------------------------------------------------------------------------------------------
                                          Percent
                  Number     Aggregate   of Loans   Average                              W.A.       W.A.
                    of        Current       by      Original    W.A.   W.A.     W.A.   Original  Remaining  W.A.
                 Mortgage    Principal   Principal  Principal  Gross   FICO   Original Term to    Term to   Loan
Original Term     Loans       Balance     Balance    Balance   Coupon  Score    LTV    Maturity  Maturity   Age
-----------------------------------------------------------------------------------------------------------------
120                     3      $853,596      0.49%  $450,667   6.631%    687    58.31%      120        69     51
-----------------------------------------------------------------------------------------------------------------
156                     1       454,829      0.26    527,270   7.125     660    65.10       156       124     32
-----------------------------------------------------------------------------------------------------------------
162                     1       265,488      0.15    369,000   6.750     766    65.89       162       102     60
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
180           160     50,416,196    28.90    428,392    6.833    733     66.04    180    131    49
---------------------------------------------------------------------------------------------------
300             3        955,717     0.55    476,300    7.235    724     67.93    300    256    44
---------------------------------------------------------------------------------------------------
360           327    121,496,161    69.65    407,245    7.399    722     71.56    360    314    46
---------------------------------------------------------------------------------------------------
Total:        495   $174,441,987   100.00%  $414,927    7.229%   725     69.85%   306    259    47
---------------------------------------------------------------------------------------------------

W.A.: 305.6 months
Lowest: 120 months
Highest: 360 months


Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-02 Group 5
                        15 & 30 Yr Fixed Rate - Seasoned
                            Collateral Summary Report


1. General Pool Characteristics

Pool Size: $174,441,987.33
Loan Count: 495
Cut-off Date: 2004-02-01
Avg. Loan Balance: $352,408.06
Avg. Orig. Balance: $414,927.14
W.A. FICO*: 725
W.A. Orig. LTV: 69.85%
W.A. Cut-Off LTV: 62.43%
W.A. Gross Coupon: 7.2290%
W.A. Net Coupon: 6.9755%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 306 months
W.A. Rem. Term: 259 months
W.A. Age: 47 months
% over 80 COLTV: 2.88%
% over 100 COLTV: 0.00%
% with PMI: 4.97%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 21.40%
W.A. MI Adjusted LTV: 61.56%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.97%
% Conforming: 8.81%

2. Original Balance

                       -----------------------------------
                        Original Balance         Percent
                       -----------------------------------
                        ***50,000                   0.03%
                       -----------------------------------
                        50,001 - 150,000            0.05
                       -----------------------------------
                        150,001 - 250,000           0.85
                       -----------------------------------
                        250,001 - 350,000          24.48
                       -----------------------------------
                        350,001 - 450,000          37.71
                       -----------------------------------
                        450,001 - 550,000          19.59
                       -----------------------------------
                        550,001 - 650,000          13.81
                       -----------------------------------
                        650,001 - 750,000           1.07
                       -----------------------------------
                        750,001 - 850,000           1.35
                       -----------------------------------
                        950,001 - 1,050,000         1.05
                       -----------------------------------
                        Total:                    100.00%
                       -----------------------------------

*** denotes less than or equal to

Average:   $414,927.14
Lowest:     $50,000.00
Highest: $1,000,000.00

3. Cut-Off Balance

                         ---------------------------
                         Cut-Off Balance     Percent
                         ---------------------------
                         ***50,000             0.14%
                         ---------------------------
                         50,001 - 150,000      1.06
                         ---------------------------
                         150,001 - 250,000     3.04
                         ---------------------------
                         250,001 - 350,000    37.61
                         ---------------------------
                         350,001 - 450,000    31.25
                         ---------------------------
                         450,001 - 550,000    17.01
                         ---------------------------
                         550,001 - 650,000     7.11
                         ---------------------------
                         650,001 - 750,000     0.40
                         ---------------------------
                         750,001 - 850,000     1.35
                         ---------------------------
                         850,001 - 950,000     1.03
                         ---------------------------
                         Total:              100.00%
                         ---------------------------

*** denotes less than or equal to

Average: $352,408.06
Lowest:  $  9,075.45
Highest: $910,211.84

4. Index

                             -----------------
                             Index     Percent
                             -----------------
                             FIX       100.00%
                             -----------------
                             Total:    100.00%
                             -----------------

5. Product Type

                          -----------------------
                          Product Type    Percent
                          -----------------------
                          30 YR            70.20%
                          -----------------------
                          15 YR            29.80
                          -----------------------
                          Total:          100.00%
                          -----------------------

6. Coupon

                         ------------------------
                         Coupon           Percent
                         ------------------------
                         5.626 - 5.750      0.04%
                         ------------------------
                         6.126 - 6.250      0.54
                         ------------------------
                         6.251 - 6.375      1.40
                         ------------------------
                         6.376 - 6.500      2.39
                         ------------------------
                         6.501 - 6.625      5.39
                         ------------------------
                         6.626 - 6.750      8.91
                         ------------------------
                         6.751 - 6.875     16.25
                         ------------------------
                         6.876 - 7.000      9.16
                         ------------------------

                         -----------------------
                         7.001 - 7.125     8.78
                         -----------------------
                         7.126 - 7.250     9.14
                         -----------------------
                         7.251 - 7.375     8.60
                         -----------------------
                         7.376 - 7.500     7.77
                         -----------------------
                         7.501 - 7.625     3.92
                         -----------------------
                         7.626 - 7.750     3.76
                         -----------------------
                         7.751 - 7.875     4.12
                         -----------------------
                         7.876 - 8.000     2.63
                         -----------------------
                         8.001 - 8.125     2.05
                         -----------------------
                         8.126 - 8.250     2.01
                         -----------------------
                         8.251 - 8.375     1.10
                         -----------------------
                         8.376 - 8.500     1.12
                         -----------------------
                         8.501 - 8.625     0.42
                         -----------------------
                         8.751 - 8.875     0.33
                         -----------------------
                         9.376 - 9.500     0.16
                         -----------------------
                         Total:          100.00%
                         -----------------------

W.A.:    7.229
Lowest:  5.750
Highest: 9.500

7. Credit Score

                         -----------------------
                         Credit Score  Percent
                         -----------------------
                         800 - 849         2.11%
                         -----------------------
                         750 - 799        36.11
                         -----------------------
                         700 - 749        29.94
                         -----------------------
                         650 - 699        22.66
                         -----------------------
                         600 - 649         8.99
                         -----------------------
                         N/A               0.19
                         -----------------------
                         Total:          100.00%
                         -----------------------

W.A.:    725
Lowest:  603
Highest: 819

8. Lien Position

                         -----------------------
                         Lien Position  Percent
                         -----------------------
                         1               100.00%
                         -----------------------
                         Total:          100.00%
                         -----------------------

9. Loan Purpose

                         -----------------------------
                         Loan Purpose         Percent
                         -----------------------------
                         Purchase               46.35%
                         -----------------------------
                         Refinance-Rate/Term    35.16
                         -----------------------------
                         Refinance-Cashout      18.49
                         -----------------------------
                         Total:                100.00%
                         -----------------------------

10. Property Type

                         -----------------------------
                         Property Type        Percent
                         -----------------------------
                         SFR                    67.50%
                         -----------------------------
                         PUD Attach             23.28
                         -----------------------------
                         Condo                   6.10
                         -----------------------------
                         2-Family                1.42
                         -----------------------------
                         3-Family                0.62
                         -----------------------------
                         Townhouse               0.49
                         -----------------------------
                         4-Family                0.25
                         -----------------------------
                         PUD Detach              0.18
                         -----------------------------
                         Cooperative             0.16
                         -----------------------------
                         Total:                100.00%
                         -----------------------------

11. Documentation

                         -----------------------------
                         Documentation        Percent
                         -----------------------------
                         Rapid                  65.64%
                         -----------------------------
                         Standard               31.65
                         -----------------------------
                         Reduced                 1.54
                         -----------------------------
                         All Ready Home          0.92
                         -----------------------------
                         Stated                  0.24
                         -----------------------------
                         Total:                100.00%
                         -----------------------------


12. Occupancy Status

                         -----------------------------
                         Occupancy Status     Percent
                         -----------------------------
                         Primary                93.58%
                         -----------------------------
                         Secondary               5.60
                         -----------------------------
                         Investor                0.82
                         -----------------------------
                         Total:                100.00%
                         -----------------------------

13. PMI Providers

                          -----------------------------
                           PMI Providers       Percent
                          -----------------------------
                           NONE                 95.03%
                          -----------------------------
                           MGIC                  1.56
                          -----------------------------
                           RGIC                  1.17
                          -----------------------------
                           UGIC                  0.96
                          -----------------------------
                           PMIC                  0.71
                          -----------------------------
                           GEMIC                 0.39
                          -----------------------------
                           RMIC                  0.18
                          -----------------------------
                           Total:              100.00%
                          -----------------------------


14. State

                          -----------------------------
                           State               Percent
                          -----------------------------
                           California           38.51%
                          -----------------------------
                           Texas                 9.25
                          -----------------------------
                           Florida               6.50
                          -----------------------------
                           Massachusetts         3.81
                          -----------------------------
                           New York              3.61
                          -----------------------------
                           Other                38.31
                          -----------------------------
                           Total:              100.00%
                          -----------------------------


15. California

                          -----------------------------------
                           California               Percent
                          -----------------------------------
                           Northern California       57.17%
                          -----------------------------------
                           Southern California       42.83
                          -----------------------------------
                           Total:                   100.00%
                          -----------------------------------

16. Zip Code

                          -----------------------------
                           Zip Code            Percent
                          -----------------------------
                           77401                 0.97%
                          -----------------------------
                           94002                 0.72
                          -----------------------------
                           95118                 0.64
                          -----------------------------
                           92064                 0.61
                          -----------------------------
                           77024                 0.58
                          -----------------------------
                           Other                96.47
                          -----------------------------
                           Total:              100.00%
                          -----------------------------

17. Delinquency*
                          -----------------------------
                           Delinquency*        Percent
                          -----------------------------
                           0-29 days           100.00%
                          -----------------------------
                           Total:              100.00%
                          -----------------------------
* MBA method

18. Times 30 Days DLQ

                          -----------------------------
                           Times 30 Days DLQ   Percent
                          -----------------------------
                           0                    95.58%
                          -----------------------------
                           1                     4.42
                          -----------------------------
                           Total:              100.00%
                          -----------------------------

19. Convertible Flag

                          -----------------------------
                           Convertible Flag    Percent
                          -----------------------------
                           N                   100.00%
                          -----------------------------
                           Total:              100.00%
                          -----------------------------

20. Buydown Agreement

                          -----------------------------
                           Buydown Agreement   Percent
                          -----------------------------
                           N                   100.00%
                          -----------------------------
                           Total:              100.00%
                          -----------------------------

21. Original Term

                          -----------------------------
                           Original Term       Percent
                          -----------------------------
                           120                   0.49%
                          -----------------------------
                           156                   0.26
                          -----------------------------
                           162                   0.15
                          -----------------------------
                           180                  28.90
                          -----------------------------
                           300                   0.55
                          -----------------------------
                           360                  69.65
                          -----------------------------
                           Total:              100.00%
                          -----------------------------

W.A.:  305.6 months
Lowest:  120 months
Highest: 360 months

22. Cut-Off Remaining Term

                    ---------------------------------
                    Cut-Off Remaining Term    Percent
                    ---------------------------------
                    48 or less                  0.04%
                    ---------------------------------
                    49 - 54                     0.07
                    ---------------------------------
                    55 - 60                     0.39
                    ---------------------------------
                    61 - 108                    0.53
                    ---------------------------------
                    109 - 114                   2.29
                    ---------------------------------
                    115 - 120                   3.39
                    ---------------------------------
                    121 - 168                  23.09
                    ---------------------------------
                    175 - 180                   0.21
                    ---------------------------------
                    181 - 228                   0.41
                    ---------------------------------
                    235 - 240                   0.58
                    ---------------------------------
                    241 - 288                   5.28
                    ---------------------------------
                    289 - 294                   6.68
                    ---------------------------------
                    295 - 300                   3.11
                    ---------------------------------
                    301 - 342                  53.92
                    ---------------------------------
                    Total:                    100.00%
                    ---------------------------------

W.A.:   259.0 months
Lowest:    36 months
Highest:  331 months


23. Cutoff Loan Age

                       -------------------------
                       Cutoff Loan Age   Percent
                       -------------------------
                       25 - 30            10.35%
                       -------------------------
                       31 - 36            39.91
                       -------------------------
                       37 - 42             8.18
                       -------------------------
                       43 - 48             0.17
                       -------------------------
                       49 - 54             5.02
                       -------------------------
                       55 - 60            17.00
                       -------------------------
                       61 or greater      19.37
                       -------------------------
                       Total:            100.00%
                       -------------------------

W.A.:   46.7 months
Lowest:   29 months
Highest: 182 months


24. OLTV

                        ------------------------
                        OLTV            Percent
                        ------------------------
                        ***20.00           0.03%
                        ------------------------
                        20.01 - 25.00      0.17
                        ------------------------

*** Less than or equal to.

                          ----------------------
                          30.01 - 35.00    2.09
                          ----------------------
                          35.01 - 40.00    2.16
                          ----------------------
                          40.01 - 45.00    2.53
                          ----------------------
                          45.01 - 50.00    3.02
                          ----------------------
                          50.01 - 55.00    5.49
                          ----------------------
                          55.01 - 60.00    5.30
                          ----------------------
                          60.01 - 65.00    7.71
                          ----------------------
                          65.01 - 70.00   13.76
                          ----------------------
                          70.01 - 75.00   13.00
                          ----------------------
                          75.01 - 80.00   39.95
                          ----------------------
                          80.01 - 85.00    1.33
                          ----------------------
                          85.01 - 90.00    2.95
                          ----------------------
                          90.01 - 95.00    0.51
                          ----------------------
                          Total:         100.00%
                          ----------------------

W.A.:    69.85%
Lowest:  16.67%
Highest: 95.00%


25. Cut-Off LTV

                          ----------------------
                          Cut-Off LTV    Percent
                          ----------------------
                          ***20.00         0.98%
                          ----------------------
                          20.01 - 25.00    0.65
                          ----------------------
                          25.01 - 30.00    1.06
                          ----------------------
                          30.01 - 35.00    3.56
                          ----------------------
                          35.01 - 40.00    3.88
                          ----------------------
                          40.01 - 45.00    3.84
                          ----------------------
                          45.01 - 50.00    6.32
                          ----------------------
                          50.01 - 55.00    7.72
                          ----------------------
                          55.01 - 60.00    6.57
                          ----------------------
                          60.01 - 65.00   13.76
                          ----------------------
                          65.01 - 70.00   10.85
                          ----------------------
                          70.01 - 75.00   16.69
                          ----------------------
                          75.01 - 80.00   21.26
                          ----------------------
                          80.01 - 85.00    1.32
                          ----------------------
                          85.01 - 90.00    1.05
                          ----------------------
                          90.01 - 95.00    0.51
                          ----------------------
                          Total:         100.00%
                          ----------------------

***Less than or equal to.

W.A.:    62.43%
Lowest:   1.90%
Highest: 92.88%

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.